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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-07148

Schwartz Investment Trust

(Exact name of registrant as specified in charter)

3707 West Maple Road, Suite 100 Bloomfield Hills, Michigan	48301
(Address of principal executive offices)	(Zip code)

George P. Schwartz

Schwartz Investment Counsel, Inc.  3707 W. Maple Road   Bloomfield Hills, MI 48301

(Name and address of agent for service)

Registrant's telephone number, including area code:    (248) 644-8500

Date of fiscal year end:         December 31, 2011

Date of reporting period:       December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Schwartz Value Fund

VALUE INVESTING SINCE 1984

ANNUAL REPORT

DECEMBER 31, 2011

Shareholder Accounts c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-0753	Corporate Offices 3707 W. Maple Road Suite 100 Bloomfield Hills, MI 48301

Schwartz Value Fund

Dear Fellow Shareowner:

Schwartz Value Fund (the “Fund”) was up 5.6% in 2011, versus 1.5% for the benchmark Russell 1000 Index. It was a good year for the Fund, as it placed in the top 5 percentile of 1,786 large-blend funds for 2011, as tracked by Morningstar. As of December 31, 2011, the Fund has an Overall Morningstar Rating* of 4 stars among 1,580 large-blend funds, which is the second highest rating. The Fund’s 1, 3 and 10-year performance figures compared to the major stock market indices are as follows:

	Average Annual Total Returns for Periods Ended 12/31/11
	1 year	3 years	10 years
Schwartz Value Fund	5.6%	16.8%	4.6%
Dow Jones Industrials Average	8.4%	14.9%	4.6%
S&P 500 Index	2.1%	14.1%	2.9%
Russell 1000 Index	1.5%	14.8%	3.3%
Russell 2000 Index	–4.2%	15.6%	5.6%

2011 Selected Major Worldwide Stock Market Indices Performance

Index	Country	Return
Dow Jones 30	U.S.	8.4%
S&P 500	U.S.	2.1%
FTSE 100	U.K.	–5.6%
IBEX	Spain	–13.1%
DAX	Germany	–14.7%
CAC 40	France	–18.1%
Bovespa	Brazil	–20.0%
Shanghai A	China	–21.6%

God Bless America. From sea to shining sea, we live and work in a truly fabulous country, don’t we? Sure the country has problems, and always will. But we’ll take the land of the free and the home of the brave any day. Over the past few years, it became popular to say that overseas investments were the only way to go. Rapidly growing economies, such as the BRICs (Brazil, Russia, India and China) were trendy. As once-hot international markets plummeted (see table above), the good ol’ USA proved to be a safe-haven for investors, with 10-year Treasuries returning 17.1%, the Dow Jones Industrials gaining 8.4% and the S&P 500 up 2.1%. Not a banner year for U.S. stocks, but not too shabby considering the steep losses foreign markets suffered. Concerns about slowing growth in

Asia and the worsening debt crisis in the Euro-zone led to significant declines in many foreign markets last year. The U.S. stock market won’t always outperform, but it did nicely in 2011.

The single-digit stock market gains might lead one to assume it was a slow, steady climb upward. It was not. In fact, it was a highly volatile, tumultuous year that saw some sharp rallies and a gut-wrenching decline in the third quarter. Thanks to a fourth quarter rally, by year’s end the market was slightly higher from where it began. Even though the major U.S. stock indices posted gains, many mutual fund investors lost money. According to Lipper, the average U.S. equity mutual fund lost 2.9% in 2011. The Schwartz Value Fund’s conservative, low-risk, value-oriented investment style clearly worked well. Defensive sectors (Health Care, Utilities, Consumer Staples) outperformed economically sensitive sectors (Financials, Materials, Industrials). Likewise, higher quality large-caps outperformed small and mid-caps for the first time since 2008. As discussed in recent shareholder letters, the Fund’s increased focus on higher quality, larger companies benefitted shareholders accordingly in 2011.

The five stocks that performed best for the Fund during 2011 were:

H&R Block, Inc.	+84.0%
MasterCard, Inc.	+65.1%
Rent-A-Center, Inc.	+55.7%
Unico American Corporation	+31.8%
Exxon Mobil Corporation	+26.9%

The five stocks that performed worst for the Fund during 2011 were:

Cisco Systems, Inc.	–15.0%
Nintendo Company, Ltd. ADR	–21.7%
Hewlett-Packard Company	–24.3%
Applied Materials, Inc.	–24.4%
Federated Investors, Inc.	–38.7%

The enormous monetary stimulus from the Federal Reserve has not significantly boosted economic growth. Chairman Bernanke has pledged to keep fed funds rate near 0% as far as the eye can see, and apparently he’s prepared to undertake further measures to “stimulate” the economy. In our opinion, continually expanding the Fed balance sheet by printing trillions of dollars is not a viable long-term cure for what ails this economy. If the Fed stays on this path, we believe it will lead to higher inflation, possibly soon.

In addition, the domestic political gridlock along with the ongoing Euro-zone debt crisis has resulted in a lack of confidence among consumers, investors, and business leaders. Consequently, many individuals are afraid to spend, investors are hesitant to commit, and corporations continue to sit on over $2 trillion of cash. In our view, these developments have created opportunities we long-term investors have rarely seen in our many years in the investment profession. The most compelling values are amongst large-cap companies, in our view. As an example, we recently added to the portfolio, Apple, Inc. which meets our strict value criteria. Apple is a consumer technology powerhouse with one of the strongest brands in the world. By introducing revolutionary products such as the iPod, iPhone, and iPad, the company has grown rapidly in recent years to become one of the world’s largest companies. Yet Apple still has tremendous opportunities to grow market share in the U.S. and overseas. It’s a money-making

2

machine that generates enormous amounts of free cash flow, as the business requires little in the way of capital re-investment. With its Fort Knox balance sheet (nearly $100 billion in cash and securities with zero debt), the company could start paying a dividend or repurchase shares, both of which were frowned upon by late Chairman and CEO, Steve Jobs. Our value-laden portfolio contains several issues with similar characteristics – we consider them attractively-priced, highly profitable, superbly-managed, financially sound companies.

We’re pleased to report the total expense ratio for the Fund again declined in 2011, and for the year totaled 1.38%. The year-end distribution of $.07 per share consisted of net investment income and was paid on December 29, 2011. The Fund ended the year with a net asset value of $22.33 per share.

As always, the confidence you have shown by your investment in the Fund is most appreciated!

With best regards,

George P. Schwartz, CFA Co-Portfolio Manager	Timothy S. Schwartz, CFA Co-Portfolio Manager

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, are available by calling the Fund at 1-888-726-0753.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the prospectus please visit our website at www.schwartzvaluefund.com or call 1-888-726-0753 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

*Source: Morningstar 12-31-11. Schwartz Value Fund was rated 5 stars for the 3 year, 3 stars for the 5 year and 5 stars for 10 year periods ended December 31, 2011 among 1,580, 1376 and 817 Large Blend Funds, respectively. For each fund with at least a 3-year history, Morningstar calculates a risk-adjusted measure that accounts for variation in a fund’s monthly performance (including the effects of all sales charges), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of each category receive a Morningstar Rating™ of 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. 2011, ©Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

3

SCHWARTZ VALUE FUND
PERFORMANCE (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Schwartz Value Fund and the Russell 1000 Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense ratio as of 12-31-10 (as disclosed in May 1, 2011 prospectus)	1.44%*
Expense ratio for the year ended 12-31-11	1.38%

*	Includes Acquired Fund Fees and Expenses.

This report is for the information of shareholders, but it may also be used as sales literature when preceded or accompanied by a current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. The Fund is distributed by Ultimus Fund Distributors, LLC.

4

SCHWARTZ VALUE FUND
ANNUAL TOTAL RATES OF RETURN
COMPARISON WITH MAJOR INDICES (Unaudited)

	SCHWARTZ VALUE FUND(a)	RUSSELL 1000 INDEX	RUSSELL 2000 INDEX	NASDAQ COMPOSITE(b)	VALUE LINE COMPOSITE(c)	S&P 500 INDEX
1984	11.1%	4.8%	-7.3%	-11.2%	-8.4%	6.1%
1985	21.7%	32.3%	31.1%	31.4%	20.7%	31.6%
1986	16.4%	17.9%	5.7%	7.4%	5.0%	18.7%
1987	-0.6%	2.9%	-8.8%	-5.3%	-10.6%	5.3%
1988	23.1%	17.3%	24.9%	15.4%	15.4%	16.8%
1989	8.3%	30.4%	16.2%	19.3%	11.2%	31.6%
1990	-5.3%	-4.2%	-19.5%	-17.8%	-24.3%	-3.2%
1991	32.0%	33.0%	46.1%	56.8%	27.2%	30.4%
1992	22.7%	8.9%	18.4%	15.5%	7.0%	7.6%
1993	20.5%	10.2%	18.9%	14.7%	10.7%	10.1%
1994	-6.8%	0.4%	-1.8%	-3.2%	-6.0%	1.3%
1995	16.9%	37.8%	28.4%	39.9%	19.3%	37.5%
1996	18.3%	22.5%	16.5%	22.7%	13.4%	22.9%
1997	28.0%	32.9%	22.4%	21.6%	21.1%	33.4%
1998	-10.4%	27.0%	-2.5%	39.6%	-3.8%	28.6%
1999	-2.5%	20.9%	21.3%	85.6%	-1.4%	21.0%
2000	9.3%	-7.8%	-3.0%	-39.3%	-8.7%	-9.1%
2001	28.1%	-12.5%	2.5%	-21.0%	-6.1%	-11.9%
2002	-14.9%	-21.7%	-20.5%	-31.5%	-28.6%	-22.1%
2003	39.3%	29.9%	47.3%	50.0%	37.4%	28.7%
2004	22.6%	11.4%	18.3%	8.6%	11.5%	10.9%
2005	3.8%	6.3%	4.6%	1.4%	2.0%	4.9%
2006	14.3%	15.5%	18.4%	9.5%	11.0%	15.8%
2007	-11.1%	5.8%	-1.6%	10.6%	-3.8%	5.5%
2008	-35.9%	-37.6%	-33.8%	-40.0%	-48.7%	-37.0%
2009	34.8%	28.4%	27.2%	45.3%	36.8%	26.5%
2010	12.0%	16.1%	26.9%	18.0%	20.5%	15.1%
2011	5.6%	1.5%	-4.2%	-0.8%	-11.4%	2.1%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2011 (Unaudited)

	SCHWARTZ VALUE FUND(a)	RUSSELL 1000 INDEX	RUSSELL 2000 INDEX	NASDAQ COMPOSITE(b)	VALUE LINE COMPOSITE(c)	S&P 500 INDEX
3 Years	16.8%	14.8%	15.6%	19.4%	13.4%	14.1%
5 Years	-1.9%	0.0%	0.2%	2.4%	-6.4%	-0.3%
10 Years	4.6%	3.3%	5.6%	2.9%	-1.1%	2.9%
28 Years	9.4%	10.2%	8.7%	8.3%	1.9%	10.2%

(a)
Schwartz Value Fund’s performance combines the performance of the Fund since its commencement of operations as a registered investment company on July 20, 1993, and the performance of RCM Partners Limited Partnership for periods prior thereto.

(b)	Excluding dividends for the years ended 1984-2006. Effective 2007 the returns include dividends.
(c)	Excluding dividends.

5

SCHWARTZ VALUE FUND
TEN LARGEST EQUITY HOLDINGS
December 31, 2011 (Unaudited)

Shares	Company	Market Value	% of Net Assets
182,700	Unico American Corporation	$2,201,535	6.0%
29,000	Johnson & Johnson	1,901,820	5.2%
70,000	Microsoft Corporation	1,817,200	4.9%
30,000	Wal-Mart Stores, Inc.	1,792,800	4.9%
20,000	Exxon Mobil Corporation	1,695,200	4.6%
10,000	SPDR Gold Trust	1,519,900	4.1%
85,000	Dell, Inc.	1,243,550	3.4%
3,000	Apple, Inc.	1,215,000	3.3%
25,000	Ensco PLC - ADR	1,173,000	3.2%
10	Berkshire Hathaway, Inc. - Class A	1,147,550	3.1%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	3.1%
Consumer Staples	12.3%
Energy	18.1%
Financials	17.0%
Health Care	11.6%
Industrials	5.9%
Information Technology	24.9%
Exchange-Traded Funds	4.1%
Open-End Funds	0.0%
Cash Equivalents, Other Assets and Liabilities	3.0%
100.0%

6

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
December 31, 2011

COMMON STOCKS — 92.9%	Shares	Market Value
Consumer Discretionary — 3.1%
Diversified Consumer Services — 0.1%
Strayer Education, Inc.	200	$19,438

Specialty Retail — 3.0%
Rent-A-Center, Inc.	30,000	1,110,000

Consumer Staples — 12.3%
Beverages — 2.7%
PepsiCo, Inc.	15,000	995,250

Food & Staples Retailing — 6.5%
Sysco Corporation	20,000	586,600
Wal-Mart Stores, Inc.	30,000	1,792,800
		2,379,400
Household Products — 3.1%
Clorox Company (The)	15,000	998,400
Colgate-Palmolive Company	1,500	138,585
		1,136,985
Energy — 18.1%
Energy Equipment & Services — 8.2%
Atwood Oceanics, Inc. *	5,000	198,950
Ensco PLC - ADR	25,000	1,173,000
Patterson-UTI Energy, Inc.	15,000	299,700
Rowan Companies, Inc. *	5,000	151,650
Schlumberger Limited	5,000	341,550
Superior Energy Services, Inc. *	30,000	853,200
		3,018,050
Oil, Gas & Consumable Fuels — 9.9%
BP PLC - ADR	5,000	213,700
Cimarex Energy Company	6,000	371,400
Exxon Mobil Corporation	20,000	1,695,200
Forest Oil Corporation *	25,000	338,750
Range Resources Corporation	8,400	520,296
Southwestern Energy Company *	15,000	479,100
		3,618,446
Financials — 17.0%
Capital Markets — 3.1%
Federated Investors, Inc. - Class B	75,000	1,136,250

Diversified Financial Services — 4.8%
H&R Block, Inc.	40,000	653,200
MasterCard, Inc. - Class A	1,000	372,820

7

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 92.9% (Continued)	Shares	Market Value
Financials — 17.0% (Continued)
Diversified Financial Services — 4.8% (Continued)
Western Union Company (The)	40,000	$730,400
		1,756,420
Insurance — 9.1%
Berkshire Hathaway, Inc. - Class A *	10	1,147,550
Unico American Corporation *	182,700	2,201,535
		3,349,085
Health Care — 11.6%
Health Care Equipment & Supplies — 3.0%
Becton, Dickinson and Company	10,000	747,200
C.R. Bard, Inc.	4,000	342,000
		1,089,200
Pharmaceuticals — 8.6%
Eli Lilly and Company	14,400	598,464
Johnson & Johnson	29,000	1,901,820
Pfizer, Inc.	30,000	649,200
		3,149,484
Industrials — 5.9%
Aerospace & Defense — 4.2%
Alliant Techsystems, Inc.	5,000	285,800
Rockwell Collins, Inc.	15,000	830,550
Spirit AeroSystems Holdings, Inc. - Class A *	20,000	415,600
		1,531,950
Industrial Conglomerates — 1.7%
3M Company	7,500	612,975

Information Technology — 24.9%
Communications Equipment — 3.0%
Cisco Systems, Inc.	60,000	1,084,800

Computers & Peripherals — 10.5%
Apple, Inc. *	3,000	1,215,000
Dell, Inc. *	85,000	1,243,550
Hewlett-Packard Company	35,000	901,600
Lexmark International, Inc. - Class A	15,000	496,050
		3,856,200
Electronic Equipment, Instruments & Components — 2.2%
FLIR Systems, Inc.	10,000	250,700
Ingram Micro, Inc. - Class A *	30,000	545,700
		796,400
IT Services — 1.5%
Broadridge Financial Solutions, Inc.	25,000	563,750

8

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 92.9% (Continued)	Shares	Market Value
Information Technology — 24.9% (Continued)
Semiconductors & Semiconductor Equipment — 2.8%
Applied Materials, Inc.	75,000	$803,250
Veeco Instruments, Inc. *	10,000	208,000
		1,011,250
Software — 4.9%
Microsoft Corporation	70,000	1,817,200

Total Common Stocks (Cost $28,818,136)		$34,032,533

EXCHANGE-TRADED FUNDS — 4.1%	Shares	Market Value
SPDR Gold Trust * (Cost $923,697)	10,000	$1,519,900

OPEN-END FUNDS — 0.0%	Shares	Market Value
Sequoia Fund * (Cost $8,079)	62	$9,002

MONEY MARKET FUNDS — 3.1%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a) (Cost $1,140,519)	1,140,519	$1,140,519

Total Investments at Market Value — 100.1% (Cost $30,890,431)		$36,701,954

Liabilities in Excess of Other Assets — (0.1%)		(48,179)

Net Assets — 100.0%		$36,653,775

ADR - American Depositary Receipt.
*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of December 31, 2011.
See notes to financial statements.

9

SCHWARTZ VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2011

ASSETS
Investments, at market value (cost of $30,890,431) (Note 1)	$36,701,954
Receivable for capital shares sold	586
Dividends receivable	35,794
Other assets	16,448
TOTAL ASSETS	36,754,782

LIABILITIES
Payable for capital shares redeemed	17
Payable to Adviser (Note 2)	82,549
Payable to administrator (Note 2)	4,601
Other accrued expenses	13,840
TOTAL LIABILITIES	101,007

NET ASSETS	$36,653,775

NET ASSETS CONSIST OF:
Paid-in capital	$36,039,894
Undistributed net investment income	125
Accumulated net realized losses from security transactions	(5,197,767)
Net unrealized appreciation on investments	5,811,523
NET ASSETS	$36,653,775

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,641,778

Net asset value, offering price and redemption price per share	$22.33

See notes to financial statements.

10

SCHWARTZ VALUE FUND
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends	$577,145

EXPENSES
Investment advisory fees (Note 2)	321,015
Administration, accounting and transfer agent fees (Note 2)	50,830
Trustees’ fees and expenses	24,990
Legal and audit fees	22,371
Registration fees	19,672
Custodian and bank service fees	6,604
Postage and supplies	4,725
Printing of shareholder reports	4,174
Insurance expense	2,773
Compliance service fees and expenses (Note 2)	1,689
Other expenses	8,959
TOTAL EXPENSES	467,802

NET INVESTMENT INCOME	109,343

REALIZED AND UNREALIZED GAINS/ (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	1,827,612
Net change in unrealized appreciation/depreciation on investments	(113,226)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	1,714,386

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,823,729

See notes to financial statements.

11

SCHWARTZ VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS
Net investment income	$109,343	$176,399
Net realized gains from security transactions	1,827,612	5,346,651
Net change in unrealized appreciation/ depreciation on investments	(113,226)	(1,650,113)
Net increase in net assets resulting from operations	1,823,729	3,872,937

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(109,234)	(176,383)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	5,282,893	1,137,400
Reinvestment of distributions to shareholders	88,107	142,604
Payments for shares redeemed	(5,592,853)	(4,184,554)
Net decrease in net assets from capital share transactions	(221,853)	(2,904,550)

TOTAL INCREASE IN NET ASSETS	1,492,642	792,004

NET ASSETS
Beginning of year	35,161,133	34,369,129
End of year	$36,653,775	$35,161,133

UNDISTRIBUTED NET INVESTMENT INCOME	$125	$16

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	236,368	57,788
Shares issued in reinvestment of distributions to shareholders	3,942	6,733
Shares redeemed	(256,204)	(212,210)
Net decrease in shares outstanding	(15,894)	(147,689)
Shares outstanding, beginning of year	1,657,672	1,805,361
Shares outstanding, end of year	1,641,778	1,657,672

See notes to financial statements.

12

SCHWARTZ VALUE FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009		Year Ended Dec. 31, 2008		Year Ended Dec. 31, 2007
Net asset value at beginning of year	$21.21	$19.04	$14.12		$22.15		$25.52

Income/(loss) from investment operations:
Net investment income/(loss)	0.07	0.11	(0.01)		0.07		(0.00	)(a)
Net realized and unrealized gains/ (losses) on investments	1.12	2.17	4.93		(8.03)		(2.82)
Total from investment operations	1.19	2.28	4.92		(7.96)		(2.82)

Less distributions:
From net investment income	(0.07)	(0.11)	—		(0.07)		—
From net realized gains on investments	—	—	—		(0.00	)(a)	(0.55)
Total distributions	(0.07)	(0.11)	—		(0.07)		(0.55)

Net asset value at end of year	$22.33	$21.21	$19.04		$14.12		$22.15

Total return (b)	5.6%	12.0%	34.8%		(35.9%	)	(11.1%	)

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$36,654	$35,161	$34,369		$27,490		$54,863

Ratio of expenses to average net assets	1.38%	1.43%	1.55%		1.43%		1.34%

Ratio of net investment income/(loss) to average net assets	0.32%	0.52%	(0.07%	)	0.33%		(0.00%	)

Portfolio turnover rate	75%	69%	73%		150%		78%

(a)	Amount rounds to less than $0.01 per share.
(b)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

13

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2011

1.	Significant Accounting Policies

Schwartz Value Fund (the “Fund”) is a diversified series of Schwartz Investment Trust (the “Trust”), an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. The Fund is registered under the Investment Company Act of 1940 and commenced operations on July 20, 1993.

The investment objective of the Fund is to seek long-term capital appreciation. See the Prospectus for information regarding the principal investment strategies of the Fund.

Shares of the Fund are sold at net asset value. To calculate the net asset value, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of investments — Securities which are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments representing shares of other open-end investment companies are valued at their net asset value as reported by such companies. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 (see below) within the fair value hierarchy, depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures. Short-term instruments (those with remaining maturities of 60 days or less at the time of purchase) are valued at amortized cost, which approximates market value.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

14

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments by security type, as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks	$34,032,533	$—	$—	$34,032,533
Exchange-Traded Funds	1,519,900	—	—	1,519,900
Open-End Funds	9,002	—	—	9,002
Money Market Funds	1,140,519	—	—	1,140,519
Total	$36,701,954	$—	$—	$36,701,954

Refer to the Fund’s Schedule of Investments for a listing of the common stocks valued using Level 1 inputs by industry type. As of December 31, 2011, the Fund did not have any significant transfers in and out of any Level. There were no Level 2 or 3 securities or derivative instruments held by the Fund as of the year ended December 31, 2011. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

(b) Income taxes — It is the Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

15

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

The following information is computed on a tax basis for each item as of December 31, 2011:

Federal income tax cost	$30,890,687
Gross unrealized appreciation	$6,193,838
Gross unrealized depreciation	(382,571)
Net unrealized appreciation	$5,811,267
Undistributed ordinary income	125
Capital loss carryforwards	(5,197,511)
Accumulated earnings	$613,881

The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

As of December 31, 2011, the Fund had capital loss carryforwards for federal income tax purposes of $5,197,511, of which $2,524,854 expires on December 31, 2016 and $2,672,657 expires on December 31, 2017. These capital loss carryforwards may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Capital losses incurred during post-enactment taxable years are required to be utilized prior to capital losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards are more likely to expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. During the year ended December 31, 2011, the Fund utilized $1,827,868 of pre-enactment capital loss carryforwards to offset current year realized gains.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2008 through December 31, 2011) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

(c) Security transactions and investment income — Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

16

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

(d) Dividends and distributions — Dividends from net investment income and net capital gains, if any, are declared and paid annually in December. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the years ended December 31, 2011 and 2010 was as follows:

Years Ended	Ordinary Income	Total Distributions
December 31, 2011	$109,234	$109,234
December 31, 2010	$176,383	$176,383

(e) Repurchase agreements — The Fund may enter into repurchase agreements (agreements to purchase securities subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements may be deemed to be loans by the Fund. The Fund’s policy is to take possession of U.S. Government obligations as collateral under a repurchase agreement and, on a daily basis, mark-to-market such obligations to ensure that their value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the repurchase agreement. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. There were no outstanding repurchase agreements as of December 31, 2011.

(f) Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(g) Common expenses — Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

2.	Investment Advisory Agreement and Transactions with Related Parties

The Chairman and President of the Trust is also the President and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the “Adviser”). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative, accounting and transfer agent for the Fund, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is responsible for the management of the Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Adviser receives from the Fund a quarterly fee at the annual rate of 0.95% per annum of the Fund’s average daily net assets.

17

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

The Chief Compliance Officer of the Trust (the “CCO”) is an employee of the Adviser. The Trust pays the Adviser $27,500 annually for providing CCO services, of which the Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily net asset value per share, maintains the financial books and records of the Fund, maintains the records of each shareholder’s account, and processes purchases and redemptions of the Fund’s shares. For the performance of these services, the Fund pays Ultimus a fee, payable monthly, at an annual rate of 0.15% of its average daily net assets, subject to a minimum monthly fee of $4,000.

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as the Fund’s exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

3.	Investment Transactions

During the year ended December 31, 2011, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, amounted to $26,981,344 and $24,333,394, respectively.

4.	Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

5.	Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

18

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

6.	Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

19

SCHWARTZ VALUE FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Schwartz Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Schwartz Value Fund (the “Fund”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Schwartz Value Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
February 15, 2012

20

SCHWARTZ VALUE FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Trustee/Officer		Address	Year of Birth	Position Held with the Trust	Length of Time Served
Interested Trustees:
*	George P. Schwartz, CFA	3707 W. Maple Road, Bloomfield Hills, MI	1944	Chairman of the Board/President/ Trustee	Since 1992
Independent Trustees:
	John E. Barnds	3707 W. Maple Road, Bloomfield Hills, MI	1932	Trustee	Since 2005
	Louis C. Bosco, Jr.	3707 W. Maple Road, Bloomfield Hills, MI	1936	Trustee	Since 2008
	Donald J. Dawson, Jr.	3707 W. Maple Road, Bloomfield Hills, MI	1947	Trustee	Since 1993
	Joseph M. Grace	3707 W. Maple Road, Bloomfield Hills, MI	1936	Trustee	Since 2007
Executive Officers:
*	Richard L. Platte, Jr., CFA	3707 W. Maple Road, Bloomfield Hills, MI	1951	Vice President and Secretary	Since 1993
*	Timothy S. Schwartz, CFA	3707 W. Maple Road, Bloomfield Hills, MI	1971	Treasurer	Since 2000
*	Cathy M. Stoner, CPA, IACCP	3707 W. Maple Road, Bloomfield Hills, MI	1970	Chief Compliance Officer	Since 2010

*
George P. Schwartz, Richard L. Platte, Jr., Timothy S. Schwartz and Cathy M. Stoner, as affiliated persons of Schwartz Investment Counsel, Inc., the Fund’s investment adviser, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. George P. Schwartz is the father of Timothy S. Schwartz.

Each Trustee oversees seven portfolios of the Trust: the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund, the Ave Maria World Equity Fund, the Ave Maria Bond Fund and the Schwartz Value Fund. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth on the following page:

21

SCHWARTZ VALUE FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

George P. Schwartz, CFA is President and Chief Investment Officer of Schwartz Investment Counsel, Inc. and is the co-portfolio manager of the Fund.

John E. Barnds is retired First Vice President of National Bank of Detroit (JPMorgan Chase).

Louis C. Bosco, Jr. is a partner in Bosco Development Company (a real estate firm).

Donald J. Dawson, Jr. is Chairman of Payroll 1, Inc. (a payroll processing company).

Joseph M. Grace is retired Senior Vice President of National Bank of Detroit (JPMorgan Chase).

Richard L. Platte, Jr., CFA is Executive Vice President and Secretary of Schwartz Investment Counsel, Inc.

Timothy S. Schwartz, CFA is Vice President and Treasurer of Schwartz Investment Counsel, Inc. and is the co-portfolio manager of the Fund.

Cathy M. Stoner, CPA, IACCP is Chief Compliance Officer and Operations Manager of Schwartz Investment Counsel, Inc. Prior to July 2009, she was an Audit Manager with Deloitte & Touche LLP.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call (888) 726-0753.

22

SCHWARTZ VALUE FUND
ABOUT YOUR FUND’S EXPENSES
(Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (July 1, 2011) and held until the end of the period (December 31, 2011).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the result does not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s Prospectus.

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,002.10	$6.96
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.25	$7.02

*	Expenses are equal to the Fund’s annualized expense ratio of 1.38% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

23

SCHWARTZ VALUE FUND
OTHER INFORMATION
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling (888) 726-0753. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SCHWARTZ VALUE FUND
INVESTMENT PHILOSOPHY
(Unaudited)

Schwartz Value Fund (the “Fund”) seeks long-term capital appreciation through value investing – purchasing shares of strong, growing companies at reasonable prices. The Fund invests in companies of all sizes from large-caps to micro-caps. Fundamental analysis is used to identify companies with outstanding business characteristics. Sometimes the best values are issues not followed closely by Wall Street analysts.

Most value investors buy fair companies at an excellent price. The Fund attempts to buy excellent companies at a fair price. The essence of value investing is finding companies with great business characteristics, which by their nature offer a margin of safety. A truly fine business requires few assets to provide a consistently expanding stream of income. The Fund purchases shares which are temporarily out-of-favor and selling below intrinsic value.

A common thread in the Fund’s investments is that the market price is often below what a corporate or entrepreneurial buyer might be willing to pay for the entire business. The auction nature and the inefficiencies of the stock market are such that the Fund can sometimes buy a minority interest in a fine company at a small fraction of the price per share necessary to acquire the entire company.

24

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Schwartz Value Fund
series of Schwartz Investment Trust
3707 W. Maple Road
Suite 100
Bloomfield Hills, Michigan 48301

Board of Trustees
George P. Schwartz, CFA, Chairman
John E. Barnds
Louis C. Bosco, Jr.
Donald J. Dawson, Jr., Lead Independent Trustee
Joseph M. Grace

Executive Officers
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, V.P./Secretary
Timothy S. Schwartz, CFA, Treasurer
Cathy M. Stoner, CPA, IACCP, Chief Compliance Officer

5060 Annunciation Circle
Suite 101
Ave Maria, FL 34142

Distributor
ULTIMUS FUND DISTRIBUTORS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian
US BANK, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Administrator
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
111 S. Wacker Drive
Chicago, Illinois 60606

Legal Counsel
SULLIVAN & WORCESTER LLP
1666 K Street, NW, Suite 700
Washington, DC 20006

Shareholder Accounts c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-9331	Corporate Offices 3707 W. Maple Road Suite 100 Bloomfield Hills, MI 48301 (248) 644-8500 Fax (248) 644-4250

Dear Shareowner of:

Ave Maria Catholic Values Fund (AVEMX)
Ave Maria Growth Fund (AVEGX)
Ave Maria Rising Dividend Fund (AVEDX)
Ave Maria Opportunity Fund (AVESX)
Ave Maria World Equity Fund (AVEWX)
Ave Maria Bond Fund (AVEFX)
Ave Maria Money Market Account

2011 was a tumultuous year for capital markets. After a lot of ups and downs, the S&P 500 was unchanged in price for the year – up 2.1% with dividends. Outside the U.S., most stock markets were down sharply. Euro zone markets were down 18%, Japan down 17%. The previously hot BRICs (Brazil, Russia, India and China) lost 18%, 20%, 25% and 22% respectively. Bloomberg estimates that stock market investors worldwide lost over $6 trillion in 2011.

Our Funds collectively had better investment performance than most, as you’ll see in reading each portfolio manager’s letter. And unlike the U.S. mutual fund industry, which saw net redemptions in equity funds, the Ave Maria equity funds had over $123 million of net new money invested during the year. We now have more than 35,000 shareholders in all 50 states. Many have told us they are pro-life and pro-family oriented investors, eager to have their money invested in the manner prescribed by our prestigious Catholic Advisory Board. The portfolio managers of the Ave Maria Mutual Funds screen out companies based on the guidelines established by the Catholic Advisory Board. Eliminated from consideration are companies that support abortion, Planned Parenthood, pornography, and those that engage in embryonic stem cell research.

Despite a myriad of investor concerns, we believe there are several reasons to be bullish on U.S. stocks. Part of our market optimism is based on the likelihood that dividends on many large-cap U.S. companies will be raised substantially over the next few years. U.S. companies can easily raise their dividends because profits are at record high levels and rising, and payout ratios are at a record low 27%. Over the last 25 years, payouts have averaged 40%. Rising dividends could provide a boost to stock prices and help improve investor confidence. Additionally, with the S&P 500 at only 13 times forward earnings (25-year average is 16 times), there is plenty of room for P-Es to expand.

These factors and others lead us to believe that many stocks in the Ave Maria Mutual Funds are undervalued and have a lot of upside potential.

Sincerely,

George P. Schwartz, CFA Chairman & President
December 31, 2011

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

The Letter to Shareholders and the Portfolio Manager Commentaries that follow seek to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. Keep in mind that the information and opinions cover the period through the date of this report.

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS

Ave Maria Catholic Values Fund:
Portfolio Manager Commentary	2
Performance	4
Annual Total Rates of Return Comparison with Major Indices	5
Ten Largest Equity Holdings	6
Asset Allocation	6
Schedule of Investments	7

Ave Maria Growth Fund:
Portfolio Manager Commentary	11
Performance	13
Annual Total Rates of Return Comparison with Major Indices	14
Ten Largest Equity Holdings	15
Asset Allocation	15
Schedule of Investments	16

Ave Maria Rising Dividend Fund:
Portfolio Manager Commentary	19
Performance	21
Annual Total Rates of Return Comparison with Major Indices	22
Ten Largest Equity Holdings	23
Asset Allocation	23
Schedule of Investments	24

Ave Maria Opportunity Fund:
Portfolio Manager Commentary	27
Performance	29
Annual Total Rates of Return Comparison with Major Indices	30
Ten Largest Equity Holdings	31
Asset Allocation	31
Schedule of Investments	32

Ave Maria World Equity Fund:
Portfolio Manager Commentary	36
Performance	38
Annual Total Rates of Return Comparison with Major Indices	39
Ten Largest Equity Holdings	40
Asset Allocation	40
Schedule of Investments	41

Ave Maria Bond Fund:
Portfolio Manager Commentary	45
Performance	46
Annual Total Rates of Return Comparison with Major Indices	47
Ten Largest Equity Holdings	48
Asset Allocation	48
Schedule of Investments	49

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS
(Continued)

Statements of Assets and Liabilities	54

Statements of Operations	56

Statements of Changes in Net Assets:
Ave Maria Catholic Values Fund	58
Ave Maria Growth Fund	59
Ave Maria Rising Dividend Fund	60
Ave Maria Opportunity Fund	61
Ave Maria World Equity Fund	62
Ave Maria Bond Fund	63

Financial Highlights:
Ave Maria Catholic Values Fund	64
Ave Maria Growth Fund	65
Ave Maria Rising Dividend Fund	66
Ave Maria Opportunity Fund	67
Ave Maria World Equity Fund	68
Ave Maria Bond Fund	69

Notes to Financial Statements	70

Report of Independent Registered Public Accounting Firm	81

Board of Trustees and Executive Officers	82

Catholic Advisory Board	84

About Your Funds’ Expenses	85

Federal Tax Information	88

Other Information	88

This report is for the information of the shareholders of the Ave Maria Mutual Funds. To obtain a copy of the prospectus, please visit our website at www.avemariafunds.com or call 1-888-726-9331 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Ave Maria Mutual Funds are distributed by Ultimus Fund Distributors, LLC.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA CATHOLIC VALUES FUND
PORTFOLIO MANAGER COMMENTARY

Dear Fellow Shareowner:

The Ave Maria Catholic Values Fund’s (the “Fund”) return for 2011 was –1.3% compared to 2.1% for the S&P 500 Index and –1.7% for the S&P 400 MidCap Index. Since inception on May 1, 2001, the cumulative and annualized returns for the Fund compared to its benchmarks were:

	Since 5-01-01 Inception through 12-31-11 Total Returns
	Cumulative	Annualized
Ave Maria Catholic Values Fund (AVEMX)	85.3%	6.0%
S&P 500 Index	22.0%	1.9%
S&P 400 MidCap Index	96.5%	6.5%

The stock market continued on a rollercoaster in 2011. Positive first-half returns vaporized during a severe summer sell-off triggered by the European sovereign debt crisis. Benefiting from a powerful fourth-quarter rally, the S&P 500 Index returned to positive territory by year end. The S&P 400 MidCap Index ended slightly negative for the year, marking the first year since 2006 that it underperformed the S&P 500. Investors’ flight to quality benefited many of the large-cap stocks in the S&P 500 Index.

While Europe is far from resolving its problems and appears to be entering a recession, the U.S. economy is displaying surprising vigor. Bank lending is finally growing, up at a 5.6% annual rate over the last four months. Depressed consumer confidence is rebounding, and employment is slowly recovering. Weekly unemployment claims recently dropped to a four-year low. Commodity prices appear to have peaked, including natural gas, which is off 50% in the last two years. Inflation pressures are subsiding, at least for now. The Consumer Price Index should rise only about 2% this year. Housing and autos will likely add to growth in 2012. We believe the economic expansion is becoming self sustaining, and corporate profits will grow more than 5% in 2012. This year’s elections may result in more responsible government spending and improved investor psychology. That would be a double boost to stock prices. For now, we believe investment opportunities in attractively priced stocks abound, especially when compared to low-yielding, fixed-income alternatives. Perhaps the multi-year trend of money flows out of equities into bonds will finally reverse this year.

In 2011, many of the Fund’s best and worst performing stocks were from the same economic sectors. For example, Range Resources Corporation (Exploration) was the largest positive contributor, while Devon Energy Corporation (Exploration), Peabody Energy Corporation (Coal) and Halliburton Company (Oil Service) were among the poorest performers. The Financials Sector was again one of the weakest, and the Fund’s results were hurt by Comerica, Inc. (Banking) and Federated Investors, Inc. (Asset

AVE MARIA CATHOLIC VALUES FUND
PORTFOLIO MANAGER COMMENTARY
(Continued)

Management). Conversely, MasterCard, Inc. had the second best return of any stock in the Fund. Likewise, healthy returns from International Business Machines Corporation, and Teradata Corporation could not fully offset the negative impact of Hewlett-Packard Company’s poor showing.

Other strong contributors were Lubrizol Corporation (Specialty Chemicals), Abbott Laboratories (Health Care Products), Thor Industries, Inc. (Recreational Vehicles) and VF Corporation (Apparel Manufacturing). Additional detractors from performance were General Cable Corporation (Electrical Products) and Foster Wheeler AG (Engineering and Construction).

In the second half of 2011, the Fund eliminated eight stocks from the portfolio. BE Aerospace, Inc. (Commercial Aerospace), Schlumberger Limited (Oil Service), Meadowbrook Insurance Group, Inc., and Graco, Inc. (Industrial Products) had all reached our price targets. Craftmade International, Inc., Comerica, Inc., Peabody Energy Corporation, and Avon Products, Inc. were liquidated in favor of more attractive investment opportunities.

The Fund added three new positions, all of which were former Fund holdings. After substantial price declines, we felt these stocks were once again attractively priced for purchase: Advance Auto Parts, Inc. (Retail), Thor Industries, Inc. and ADTRAN, Inc. (Telecommunication Equipment).

All of the companies represented in the Fund comply with the Ave Maria Funds’ moral screens.

Thank you for being a shareowner.

Sincerely,

George P. Schwartz, CFA	Gregory R. Heilman, CFA
Co-Portfolio Manager	Co-Portfolio Manager

AVE MARIA CATHOLIC VALUES FUND PERFORMANCE (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Catholic Values Fund, the S&P 500 Index,
and the S&P 400 MidCap Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense ratio as of 12-31-10 (as disclosed in May 1, 2011 prospectus)	1.52%*
Expense ratio for the year ended 12-31-11	1.50%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA CATHOLIC VALUES FUND ANNUAL TOTAL RATES OF RETURN COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA CATHOLIC VALUES FUND	S&P 500 INDEX	S&P 400 MIDCAP INDEX	S&P 600 SMALLCAP INDEX	NASDAQ COMPOSITE(b)	VALUE LINE COMPOSITE(c)
2001 (a)	5.3%	-8.5%	-0.5%	5.0%	-10.1%	-7.3%
2002	-9.8%	-22.1%	-14.5%	-14.6%	-31.5%	-28.6%
2003	35.6%	28.7%	35.6%	38.8%	50.0%	37.4%
2004	20.1%	10.9%	16.5%	22.7%	8.6%	11.5%
2005	5.8%	4.9%	12.6%	7.7%	1.4%	2.0%
2006	14.2%	15.8%	10.3%	15.1%	9.5%	11.0%
2007	-4.0%	5.5%	8.0%	-0.3%	9.8%	-3.8%
2008	-36.8%	-37.0%	-36.2%	-31.1%	-40.5%	-48.7%
2009	37.6%	26.5%	37.4%	25.6%	43.9%	36.8%
2010	20.5%	15.1%	26.7%	26.3%	16.9%	20.5%
2011	-1.3%	2.1%	-1.7%	1.0%	-0.8%	-11.4%

AVERAGE ANNUAL TOTAL RETURNS As of December 31, 2011 (Unaudited)

	AVE MARIA CATHOLIC VALUES FUND	S&P 500 INDEX	S&P 400 MIDCAP INDEX	S&P 600 SMALLCAP INDEX	NASDAQ COMPOSITE(b)	VALUE LINE COMPOSITE(c)
3 Years	17.8%	14.1%	19.6%	17.0%	19.4%	13.4%
5 Years	-0.2%	-0.3%	3.3%	1.9%	2.4%	-6.4%
10 Years	5.8%	2.9%	7.0%	7.1%	2.9%	-1.1%
Since Inception (d)	6.0%	1.9%	6.5%	7.1%	1.7%	-1.8%

(a)	Represents the period from the commencement of operations (May 1, 2001) through December 31, 2001.

(b)	Excluding dividends for the years ended 2001-2006. Effective 2007 the returns include dividends.

(c)	Excluding dividends.

(d)	Represents the period from the commencement of operations (May 1, 2001) through December 31, 2011.

AVE MARIA CATHOLIC VALUES FUND
TEN LARGEST EQUITY HOLDINGS
December 31, 2011 (Unaudited)

Shares	Company	Market Value	% of Net Assets
300,000	U.S. Bancorp	$8,115,000	4.5%
50,000	SPDR Gold Trust	7,599,500	4.2%
120,000	Accenture PLC - Class A	6,387,600	3.5%
335,000	Western Union Company (The)	6,117,100	3.4%
120,000	Stryker Corporation	5,965,200	3.3%
105,000	Abbott Laboratories	5,904,150	3.3%
225,000	Lowe's Companies, Inc.	5,710,500	3.2%
75,000	ConocoPhillips	5,465,250	3.0%
60,000	FMC Corporation	5,162,400	2.9%
200,000	Hewlett-Packard Company	5,152,000	2.9%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	17.6%
Consumer Staples	1.3%
Energy	14.9%
Financials	20.4%
Health Care	13.1%
Industrials	10.7%
Information Technology	13.1%
Materials	4.1%
Exchange-Traded Funds	4.2%
Cash Equivalents, Other Assets and Liabilities	0.6%
100.0%

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
December 31, 2011

COMMON STOCKS — 95.2%	Shares	Market Value
Consumer Discretionary — 17.6%
Automobiles — 1.5%
Thor Industries, Inc.	100,000	$2,743,000

Diversified Consumer Services — 2.4%
DeVry, Inc.	110,000	4,230,600

Household Durables — 3.4%
Brookfield Residential Properties, Inc. *	125,000	976,250
PulteGroup, Inc. *	450,000	2,839,500
Ryland Group, Inc. (The)	150,000	2,364,000
		6,179,750
Specialty Retail — 7.4%
Advance Auto Parts, Inc.	45,000	3,133,350
Chico's FAS, Inc.	400,000	4,456,000
Lowe's Companies, Inc.	225,000	5,710,500
		13,299,850
Textiles, Apparel & Luxury Goods — 2.9%
Coach, Inc.	55,000	3,357,200
VF Corporation	15,000	1,904,850
		5,262,050
Consumer Staples — 1.3%
Food & Staples Retailing — 1.3%
Sysco Corporation	80,000	2,346,400

Energy — 14.9%
Energy Equipment & Services — 4.3%
Halliburton Company	140,000	4,831,400
Tidewater, Inc.	35,000	1,725,500
Transocean Ltd.	30,000	1,151,700
		7,708,600
Oil, Gas & Consumable Fuels — 10.6%
ConocoPhillips	75,000	5,465,250
Devon Energy Corporation	65,000	4,030,000
Exxon Mobil Corporation	50,000	4,238,000
Range Resources Corporation	50,000	3,097,000
Southwestern Energy Company *	70,000	2,235,800
		19,066,050
Financials — 20.4%
Capital Markets — 1.9%
Federated Investors, Inc. - Class B	225,000	3,408,750

Commercial Banks — 4.5%
U.S. Bancorp	300,000	8,115,000

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 95.2% (Continued)	Shares	Market Value
Financials — 20.4% (Continued)
Diversified Financial Services — 5.5%
MasterCard, Inc. - Class A	10,000	$3,728,200
Western Union Company (The)	335,000	6,117,100
		9,845,300
Insurance — 6.0%
Alleghany Corporation *	18,000	5,135,220
Hanover Insurance Group, Inc. (The)	65,000	2,271,750
Unico American Corporation *	282,945	3,409,488
		10,816,458
Real Estate Investment Trusts (REIT) — 1.0%
HCP, Inc.	45,000	1,864,350

Real Estate Management & Development — 1.5%
Kennedy-Wilson Holdings, Inc.	250,000	2,645,000

Health Care — 13.1%
Health Care Equipment & Supplies — 5.4%
Stryker Corporation	120,000	5,965,200
Varian Medical Systems, Inc. *	55,000	3,692,150
		9,657,350
Health Care Providers & Services — 2.2%
Patterson Companies, Inc.	135,000	3,985,200

Life Sciences Tools & Services — 2.2%
Mettler-Toledo International, Inc. *	15,000	2,215,650
Waters Corporation *	25,000	1,851,250
		4,066,900
Pharmaceuticals — 3.3%
Abbott Laboratories	105,000	5,904,150

Industrials — 10.7%
Aerospace & Defense — 4.2%
General Dynamics Corporation	35,000	2,324,350
United Technologies Corporation	70,000	5,116,300
		7,440,650
Commercial Services & Supplies — 1.7%
Genuine Parts Company	50,000	3,060,000

Construction & Engineering — 1.1%
Foster Wheeler AG *	105,000	2,009,700

Electrical Equipment — 2.2%
General Cable Corporation *	160,000	4,001,600

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 95.2% (Continued)	Shares	Market Value
Industrials — 10.7% (Continued)
Machinery — 1.5%
Caterpillar, Inc.	30,000	$2,718,000

Information Technology — 13.1%
Communications Equipment — 1.7%
ADTRAN, Inc.	100,000	3,016,000

Computers & Peripherals — 2.9%
Hewlett-Packard Company	200,000	5,152,000

IT Services — 7.4%
Accenture PLC - Class A	120,000	6,387,600
International Business Machines Corporation	25,000	4,597,000
Teradata Corporation *	50,000	2,425,500
		13,410,100
Office Electronics — 1.1%
Zebra Technologies Corporation - Class A *	55,000	1,967,900

Materials — 4.1%
Chemicals — 4.1%
FMC Corporation	60,000	5,162,400
Sherwin-Williams Company (The)	25,000	2,231,750
		7,394,150

Total Common Stocks (Cost $147,686,595)		$171,314,858

EXCHANGE-TRADED FUNDS — 4.2%	Shares	Market Value
SPDR Gold Trust * (Cost $5,730,995)	50,000	$7,599,500

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 0.8%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a) (Cost $1,503,385)	1,503,385	$1,503,385

Total Investments at Market Value — 100.2% (Cost $154,920,975)		$180,417,743

Liabilities in Excess of Other Assets — (0.2%)		(368,032)

Net Assets — 100.0%		$180,049,711

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of December 31, 2011.

See notes to financial statements.

AVE MARIA GROWTH FUND
PORTFOLIO MANAGER COMMENTARY

Dear Fellow Shareholders:

For the year ended December 31, 2011, the Ave Maria Growth Fund (the “Fund”) had a total return of 0.5% compared with 2.1% for S&P 500 Index. For the three years ended December 31, 2011, the Fund’s total return was 17.1% annualized compared with 14.1% annualized for the S&P 500 Index. For the five years ended December 31, 2011, the Fund’s total return was 4.0% annualized compared with -0.3% annualized for the S&P 500 Index. Since inception (May 1, 2003), the Fund’s total return was 9.1% annualized compared with 5.8% annualized for the S&P 500.

The top five performing issues in the Ave Maria Growth Fund for 2011 were:

Ross Stores, Inc. – (Off-Price Retailer of Branded Apparel)	+51.9%
Polaris Industries, Inc. - (All-terrain Vehicles, Snowmobiles, Motorcycles)	+45.6%
AutoZone, Inc. – (Retail Automotive Parts & Accessories)	+22.6%
Apple, Inc. - (Provider of Mac Computers, iPods, iPhones and iPads)	+20.0%
Exxon Mobil Corporation – (World’s Largest Publicly Owned Integrated Oil Company)	+18.6%

The bottom five performing issues were:

Walter Energy, Inc. – (Coal Mining, Natural Gas)	-53.2%
Hewlett-Packard Company - (Computer Products Including Printers, Servers & PCs)	-39.8%
SEI Investments Company – (Investment Processing & Management Outsourcing)	-37.1%
Expeditors International of Washington, Inc. - (Global Air & Ocean Freight Forwarder)	-24.1%
Eaton Vance Corporation – (Investment Management)	-21.4%

AVE MARIA GROWTH FUND
PORTFOLIO MANAGER COMMENTARY
(Continued)

The Fund is diversified among seven out of ten economic sectors:

Consumer Staples	11.3%
Consumer Discretionary	16.8%
Financial	4.1%
Energy	5.1%
Industrials	26.9%
Information Technology	19.6%
Health Care	14.6%
Materials	1.0%

As of December 31, 2011, Morningstar* rated the Ave Maria Growth Fund 4 stars overall among 659 Mid-Cap Growth Funds. In 2011, the Fund received the Lipper Fund Award for Best Multi-Cap Core Fund for the 5-year period ended December 31, 2010. The Fund was selected number one among 582 funds in its category. The Lipper awards program highlights funds that have excelled in delivering consistently strong risk-adjusted performance relative to its peers.

Respectfully,

James L. Bashaw, CFA
Portfolio Manager

* Past performance is no guarantee of future returns.

* Source: Morningstar 12-31-11. The Ave Maria Growth Fund was rated 3 stars among 659 Mid-Cap Growth Funds for the 3 year period ended December31, 2011 and 4 stars among 596 Mid-Cap Growth Funds for 5 year period ended December 31, 2011. For each fund with at least a 3-year history, Morningstar calculates a risk-adjusted measure that accounts for variation in a fund’s monthly performance (including the effects of all sales charges), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of each category receive a Morningstar Rating™ of 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. 2011, ©Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

AVE MARIA GROWTH FUND PERFORMANCE (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Growth Fund and the S&P 500 Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2011.

Expense ratio as of 12-31-10 (as disclosed in May 1, 2011 prospectus)	1.50%*
Expense ratio for the year ended 12-31-11	1.50%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA GROWTH FUND ANNUAL TOTAL RATES OF RETURN COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA GROWTH FUND	S&P 500 INDEX
2003 (a)	23.4%	22.8%
2004	21.5%	10.9%
2005	0.3%	4.9%
2006	15.8%	15.8%
2007	11.6%	5.5%
2008	-32.1%	-37.0%
2009	26.4%	26.5%
2010	26.5%	15.1%
2011	0.5%	2.1%

AVERAGE ANNUAL TOTAL RETURNS As of December 31, 2011 (Unaudited)

	AVE MARIA GROWTH FUND	S&P 500 INDEX
3 Years	17.1%	14.1%
5 Years	4.0%	-0.3%
Since Inception (b)	9.1%	5.8%

(a)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2003.

(b)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2011.

AVE MARIA GROWTH FUND
TEN LARGEST EQUITY HOLDINGS
December 31, 2011 (Unaudited)

Shares	Company	Market Value	% of Net Assets
158,000	Ross Stores, Inc.	$7,509,740	4.6%
21,300	AutoZone, Inc.	6,921,861	4.3%
17,000	Apple, Inc.	6,885,000	4.2%
119,000	Polaris Industries, Inc.	6,661,620	4.1%
283,350	Rollins, Inc.	6,296,037	3.9%
101,300	Coach, Inc.	6,183,352	3.8%
118,200	McCormick & Company, Inc.	5,959,644	3.7%
140,400	Gilead Sciences, Inc.	5,746,572	3.5%
93,200	Toro Company (The)	5,653,512	3.5%
82,900	Varian Medical Systems, Inc.	5,565,077	3.4%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	16.8%
Consumer Staples	11.3%
Energy	5.1%
Financials	4.1%
Health Care	14.6%
Industrials	26.9%
Information Technology	19.6%
Materials	1.0%
Cash Equivalents, Other Assets and Liabilities	0.6%
100.0%

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
December 31, 2011

COMMON STOCKS — 99.4%	Shares	Market Value
Consumer Discretionary — 16.8%
Leisure Equipment & Products — 4.1%
Polaris Industries, Inc.	119,000	$6,661,620

Specialty Retail — 8.9%
AutoZone, Inc. *	21,300	6,921,861
Ross Stores, Inc.	158,000	7,509,740
		14,431,601
Textiles, Apparel & Luxury Goods — 3.8%
Coach, Inc.	101,300	6,183,352

Consumer Staples — 11.3%
Food Products — 6.6%
Kellogg Company	94,600	4,783,922
McCormick & Company, Inc.	118,200	5,959,644
		10,743,566
Household Products — 3.0%
Clorox Company (The)	71,600	4,765,696

Personal Products — 1.7%
Herbalife Ltd.	53,000	2,738,510

Energy — 5.1%
Oil, Gas & Consumable Fuels — 5.1%
Exxon Mobil Corporation	41,400	3,509,064
Occidental Petroleum Corporation	50,300	4,713,110
		8,222,174
Financials — 4.1%
Capital Markets — 3.2%
Eaton Vance Corporation	166,600	3,938,424
SEI Investments Company	74,800	1,297,780
		5,236,204
Diversified Financial Services — 0.9%
MasterCard, Inc. - Class A	4,000	1,491,280

Health Care — 14.6%
Biotechnology — 3.5%
Gilead Sciences, Inc. *	140,400	5,746,572

Health Care Equipment & Supplies — 9.6%
C.R. Bard, Inc.	58,700	5,018,850
Stryker Corporation	98,800	4,911,348
Varian Medical Systems, Inc. *	82,900	5,565,077
		15,495,275
Life Sciences Tools & Services — 1.5%
Mettler-Toledo International, Inc. *	16,000	2,363,360

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 99.4% (Continued)	Shares	Market Value
Industrials — 26.9%
Aerospace & Defense — 3.9%
General Dynamics Corporation	57,700	$3,831,857
Precision Castparts Corporation	15,500	2,554,245
		6,386,102
Air Freight & Logistics — 1.2%
Expeditors International of Washington, Inc.	49,100	2,011,136

Commercial Services & Supplies — 3.9%
Rollins, Inc.	283,350	6,296,037

Electrical Equipment — 3.3%
AMETEK, Inc.	128,400	5,405,640

Industrial Conglomerates — 3.0%
Danaher Corporation	101,500	4,774,560

Machinery — 11.6%
Donaldson Company, Inc.	61,400	4,180,112
Flowserve Corporation	37,000	3,674,840
Graco, Inc.	128,200	5,242,098
Toro Company (The)	93,200	5,653,512
		18,750,562
Information Technology — 19.6%
Computers & Peripherals — 7.0%
Apple, Inc. *	17,000	6,885,000
Hewlett-Packard Company	173,200	4,461,632
		11,346,632
Electronic Equipment, Instruments & Components — 3.0%
Amphenol Corporation - Class A	106,200	4,820,418

IT Services — 6.6%
Accenture PLC - Class A	100,900	5,370,907
Cognizant Technology Solutions Corporation - Class A *	83,000	5,337,730
		10,708,637
Semiconductors & Semiconductor Equipment — 3.0%
Altera Corporation	130,900	4,856,390

Materials — 1.0%
Metals & Mining — 1.0%
Walter Energy, Inc.	28,000	1,695,680

Total Common Stocks (Cost $123,222,644)		$161,131,004

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 0.8%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a) (Cost $1,300,041)	1,300,041	$1,300,041

Total Investments at Market Value — 100.2% (Cost $124,522,685)		$162,431,045

Liabilities in Excess of Other Assets — (0.2%)		(358,863)

Net Assets — 100.0%		$162,072,182

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of December 31, 2011.

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
PORTFOLIO MANAGER COMMENTARY

Dear Fellow Shareholders:

For the year 2011, the return on the Ave Maria Rising Dividend Fund (the “Fund”) was 4.6% compared to the 2.1% return of the S&P 500 Index. The U.S. economy started out 2011 with great hope which was reflected in rising stock prices. But by summer, economic growth was flagging, and concerns that the economy might actually slip back into recession were widespread. Equity prices reacted dramatically to this darkening outlook, with the S&P 500 falling nearly 20% from its high in late April to its low in early October. Then the pendulum swung again with equity prices rising sharply in the 4th quarter anticipating an economic rebound in 2012. To the casual observer, a total return of 2.1% on the S&P 500 would suggest a pretty uneventful year. That certainly wasn’t the case. It was a volatile year marked by the acrimonious debate over raising the debt limit, Standard & Poor’s historic downgrading of U.S. Sovereign debt, and the financial and political crises in the European Union. It was a year of “sturm und drang,” and yet our companies continued to grow profits and dividends.

For the portfolio, the greatest contributions to investment performance came from Weight Watchers International, Inc. (weight loss clinics), VF Corporation (apparel), Ross Stores, Inc. (retail), Exxon Mobil Corporation (energy), and Abbott Laboratories (health care). Performance was hampered by investments in: Avon Products, Inc. (cosmetics), Federated Investors, Inc. (financial services), Hasbro, Inc. (games and toys), DeVry, Inc. (education) and Comerica, Inc. (financial services).

With respect to Federated, Hasbro and DeVry, we believe that the fundamentals of the underlying investment case remained intact. With Avon Products and Comerica, however, it was concluded that there were more attractive alternatives and the positions were liquidated. We sold the position in Meridian Bioscience, Inc. because of the company’s reduced prospects for dividend increases and a fully valued stock price. We also sold positions in Tractor Supply Company and Chubb Corporation because of their appreciated stock prices.

Since June 30, 2011, positions have been initiated in PPG Industries, Inc., a global manufacturer of industrial coatings that has increased its dividend for 39 consecutive years; and Hewlett Packard Company, a technology company with ample cash flow to significantly increase its dividend. In 2011, 38 of the 40 companies in the portfolio raised their dividend.

Looking ahead, there are some obvious clouds on the horizon, as there always are. Europe is engaged in a great debate as to whether the European Union can continue, as the European economies slide into recession. Here at home, the electioneering will be fun to watch, but will provide little insight about the state of our Union. Then, of course, there’s the Middle East, Iran and North Korea.

AVE MARIA RISING DIVIDEND FUND
PORTFOLIO MANAGER COMMENTARY
(Continued)

In our opinion, these obvious clouds are, to a large degree, already reflected in stock prices, and as Brian Rogers of T. Rowe Price recently remarked, “the world doesn’t end often.” We are constructive about the outlook for the U.S. economy; progress is slow, but continuing. In particular, we remain optimistic about the long-term prospects for the companies whose shares are held in this Fund.

Thank you for your investment and statement of trust in the Ave Maria Rising Dividend Fund.

With best regards,

George P. Schwartz, CFA	Richard L. Platte, Jr., CFA
Co-portfolio Manager	Co-portfolio Manager

AVE MARIA RISING DIVIDEND FUND PERFORMANCE (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Rising Dividend Fund and the S&P 500 Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Represents the period from the commencement of operations (May 2, 2005) through December 31, 2011.

Expense ratio as of 12-31-10 (as disclosed in May 1, 2011 prospectus)	1.07%*
Expense ratio for the year ended 12-31-11	1.02%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA RISING DIVIDEND FUND ANNUAL TOTAL RATES OF RETURN COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA RISING DIVIDEND FUND	S&P 500 INDEX
2005 (a)	6.7%	8.8%
2006	17.9%	15.8%
2007	-0.6%	5.5%
2008	-22.8%	-37.0%
2009	25.3%	26.5%
2010	17.9%	15.1%
2011	4.6%	2.1%

AVERAGE ANNUAL TOTAL RETURNS As of December 31, 2011 (Unaudited)

	AVE MARIA RISING DIVIDEND FUND	S&P 500 INDEX
3 Years	15.6%	14.1%
5 Years	3.5%	-0.3%
Since Inception (b)	6.2%	3.3%

(a)	Represents the period from the commencement of operations (May 2, 2005) through December 31, 2005.

(b)	Represents the period from the commencement of operations (May 2, 2005) through December 31, 2011.

AVE MARIA RISING DIVIDEND FUND
TEN LARGEST EQUITY HOLDINGS
December 31, 2011 (Unaudited)

Shares	Company	Market Value	% of Net Assets
110,000	Exxon Mobil Corporation	$9,323,600	4.1%
300,000	Lowe's Companies, Inc.	7,614,000	3.4%
90,000	3M Company	7,355,700	3.3%
105,000	General Dynamics Corporation	6,973,050	3.1%
95,000	ConocoPhillips	6,922,650	3.1%
145,000	Illinois Tool Works, Inc.	6,772,950	3.0%
250,000	U.S. Bancorp	6,762,500	3.0%
145,000	Emerson Electric Company	6,755,550	3.0%
120,000	Abbot Laboratories	6,747,600	3.0%
240,000	Republic Services, Inc.	6,612,000	3.0%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	18.7%
Consumer Staples	12.9%
Energy	10.2%
Financials	10.7%
Health Care	7.9%
Industrials	20.1%
Information Technology	9.1%
Materials	4.9%
Cash Equivalents, Other Assets and Liabilities	5.5%
100.0%

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
December 31, 2011

COMMON STOCKS — 94.5%	Shares	Market Value
Consumer Discretionary — 18.7%
Diversified Consumer Services — 2.0%
DeVry, Inc.	115,000	$4,422,900

Hotels, Restaurants & Leisure — 2.0%
Cracker Barrel Old Country Store, Inc.	90,000	4,536,900

Leisure Equipment & Products — 2.3%
Hasbro, Inc.	160,000	5,102,400

Media — 1.1%
John Wiley & Sons, Inc. - Class A	55,000	2,442,000

Specialty Retail — 8.0%
Cato Corporation (The) - Class A	210,000	5,082,000
Lowe's Companies, Inc.	300,000	7,614,000
Ross Stores, Inc.	110,000	5,228,300
		17,924,300
Textiles, Apparel & Luxury Goods — 3.3%
VF Corporation	30,000	3,809,700
Wolverine World Wide, Inc.	100,000	3,564,000
		7,373,700
Consumer Staples — 12.9%
Food & Staples Retailing — 3.0%
Sysco Corporation	225,000	6,599,250

Food Products — 4.8%
Hormel Foods Corporation	100,000	2,929,000
Kellogg Company	100,000	5,057,000
Lancaster Colony Corporation	40,000	2,773,600
		10,759,600
Household Products — 5.1%
Clorox Company (The)	75,000	4,992,000
Colgate-Palmolive Company	70,000	6,467,300
		11,459,300
Energy — 10.2%
Energy Equipment & Services — 3.0%
Halliburton Company	125,000	4,313,750
Schlumberger Limited	35,000	2,390,850
		6,704,600
Oil, Gas & Consumable Fuels — 7.2%
ConocoPhillips	95,000	6,922,650
Exxon Mobil Corporation	110,000	9,323,600
		16,246,250

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 94.5% (Continued)	Shares	Market Value
Financials — 10.7%
Capital Markets — 1.7%
Federated Investors, Inc. - Class B	250,000	$3,787,500

Commercial Banks — 7.2%
BB&T Corporation	235,000	5,914,950
U.S. Bancorp	250,000	6,762,500
United Bankshares, Inc.	120,000	3,392,400
		16,069,850
Insurance — 1.8%
HCC Insurance Holdings, Inc.	150,000	4,125,000

Health Care — 7.9%
Health Care Equipment & Supplies — 4.9%
Medtronic, Inc.	155,000	5,928,750
Stryker Corporation	100,000	4,971,000
		10,899,750
Pharmaceuticals — 3.0%
Abbott Laboratories	120,000	6,747,600

Industrials — 20.1%
Aerospace & Defense — 4.9%
General Dynamics Corporation	105,000	6,973,050
United Technologies Corporation	55,000	4,019,950
		10,993,000
Commercial Services & Supplies — 3.0%
Republic Services, Inc.	240,000	6,612,000

Electrical Equipment — 3.0%
Emerson Electric Company	145,000	6,755,550

Industrial Conglomerates — 3.3%
3M Company	90,000	7,355,700

Machinery — 3.0%
Illinois Tool Works, Inc.	145,000	6,772,950

Road & Rail — 2.9%
Norfolk Southern Corporation	90,000	6,557,400

Information Technology — 9.1%
Computers & Peripherals — 2.5%
Hewlett-Packard Company	220,000	5,667,200

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 94.5% (Continued)	Shares	Market Value
Information Technology — 9.1% (Continued)
IT Services — 3.7%
Jack Henry & Associates, Inc.	65,000	$2,184,650
Paychex, Inc.	200,000	6,022,000
		8,206,650
Semiconductors & Semiconductor Equipment — 2.9%
Microchip Technology, Inc.	175,000	6,410,250

Materials — 4.9%
Chemicals — 4.9%
PPG Industries, Inc.	65,000	5,426,850
RPM International, Inc.	230,000	5,646,500
		11,073,350

Total Common Stocks (Cost $195,546,740)		$211,604,950

MONEY MARKET FUNDS — 9.2%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a)	10,386,659	$10,386,659
Federated U.S. Treasury Cash Reserve Fund - Institutional Shares, 0.00% (a)	10,275,673	10,275,673
Total Money Market Funds (Cost $20,662,332)		$20,662,332

Total Investments at Market Value — 103.7% (Cost $216,209,072)		$232,267,282

Liabilities in Excess of Other Assets — (3.7%)		(8,285,218)

Net Assets — 100.0%		$223,982,064

(a)	The rate shown is the 7-day effective yield as of December 31, 2011.

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND
PORTFOLIO MANAGER COMMENTARY

Dear Fellow Shareowner:

Ave Maria Opportunity Fund (the “Fund”) was up 1.3% in 2011, versus -4.2% for the Russell 2000 Index. It was a relatively good year for the Fund, as it placed in the top 10 percentile of 424 small-blend funds for 2011, as tracked by Morningstar. As of December 31, 2011, the Fund has an Overall Morningstar Rating* of 4 stars among 378 small-blend funds, which is the second highest rating by Morningstar. The Fund’s 1 year, 3 year and 5 year performance figures compared to its primary benchmark are as follows:

	Average Annual Total Returns For Periods Ended 12/31/11
	1 year	3 years	5 years
Ave Maria Opportunity Fund	1.3%	19.3%	1.1%
Russell 2000 Index	-4.2%	15.6%	0.2%

The five stocks that performed best for the Fund during 2011 were:

Weight Watchers International, Inc.	+161.0%
H&R Block, Inc.	+66.0%
Rent-A-Center, Inc.	+49.5%
Atrion Corporation	+46.0%
White Mountains Insurance Group Ltd.	+27.6%

The five stocks that performed worst for the Fund during 2011 were:

Forest Oil Corporation	-22.3%
Applied Materials, Inc.	-29.3%
PICO Holdings, Inc.	-32.2%
Investment Technology Group, Inc.	-35.1%
Federated Investors, Inc.	-37.6%

Weight Watchers International, Inc. was the Fund’s best performing stock during 2011. When the stock price more than doubled, the position was liquidated, as the stock price exceeded our estimate of the company’s intrinsic value. The Fund’s worst performing stock during 2011 was Federated Investors, Inc. This leading investment manager has a large exposure to the money market fund business. The extremely low interest-rate environment has squeezed profitability, which we believe is temporary. During the past 6 months, 13 positions have been eliminated from the portfolio. One stock, Force Protection, Inc. was acquired by General Dynamics Corporation at a significant premium to the Fund’s cost. We sold 8 issues after their stock prices appreciated to the point where they were no longer bargains, and 4 stocks were sold due to deteriorating operating results.

AVE MARIA OPPORTUNITY FUND
PORTFOLIO MANAGER COMMENTARY
(Continued)

As of December 31, 2011 the Fund held the common stocks of 61 companies, 8 of which were added since June 30, 2011. New holdings include: Alliant Techsystems, Inc. (aerospace & defense), Cimarex Energy Company (oil & gas exploration), FLIR Systems, Inc. (aerospace & defense), PetMed Express, Inc. (online retailing), Rockwell Collins, Inc. (aerospace & defense), Rosetta Stone, Inc. (technology-based language learning), Strayer Education, Inc. (for-profit education), and Veeco Instruments, Inc. (semiconductor capital equipment). Based on earnings estimates, the Fund’s portfolio is trading at 12x forward earnings, while the average market capitalization is $2.4 billion.

The Ave Maria Opportunity Fund did not pay a capital gains distribution in 2011. The Fund used a tax capital loss carryforward to mitigate gains realized during the year.

As always, the confidence you have shown by your investment in this Fund is greatly appreciated.

With best regards,

Timothy S. Schwartz, CFA
Portfolio Manager

January 31, 2012

Past performance is no guarantee of future returns.

* Source: Morningstar 12-31-11. The Ave Maria Opportunity Fund was rated 5 stars among 378 Mid-Cap Blend Funds for the 3 year period ended December31, 2011 and 3 stars among 312 Mid-Cap Blend Funds for 5 year period ended December 31, 2011. For each fund with at least a 3-year history, Morningstar calculates a risk-adjusted measure that accounts for variation in a fund’s monthly performance (including the effects of all sales charges), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of each category receive a Morningstar Rating™ of 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. 2011, ©Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

AVE MARIA OPPORTUNITY FUND PERFORMANCE (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Opportunity Fund and the Russell 2000 Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Represents the period from the commencement of operations (May 1, 2006) through December 31, 2011.

Expense Ratio information as of:	Year Ended 12-31-10 (as disclosed in May 1, 2011 prospectus)	Year Ended 12-31-11
Gross	1.82%	1.48%*
Net	1.29%	1.25%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA OPPORTUNITY FUND ANNUAL TOTAL RATES OF RETURN COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA OPPORTUNITY FUND	RUSSELL 2000 INDEX	S&P 600 SMALLCAP INDEX
2006 (a)	8.3%	4.4%	2.2%
2007	-8.5%	-1.6%	-0.3%
2008	-32.2%	-33.8%	-31.1%
2009	40.8%	27.2%	25.6%
2010	19.2%	26.9%	26.3%
2011	1.3%	-4.2%	1.0%

AVERAGE ANNUAL TOTAL RETURNS As of December 31, 2011 (Unaudited)

	AVE MARIA OPPORTUNITY FUND	RUSSELL 2000 INDEX	S&P 600 SMALLCAP INDEX
3 Years	19.3%	15.6%	17.0%
5 Years	1.1%	0.2%	1.9%
Since Inception (b)	2.4%	0.9%	2.1%

(a)	Represents the period from the commencement of operations (May 1, 2006) through December 31, 2006.

(b)	Represents the period from the commencement of operations (May 1, 2006) through December 31, 2011.

AVE MARIA OPPORTUNITY FUND
TEN LARGEST EQUITY HOLDINGS
December 31, 2011 (Unaudited)

Shares	Company	Market Value	% of Net Assets
100,000	Federated Investors, Inc. - Class B	$1,515,000	4.5%
9,100	SPDR Gold Trust	1,383,109	4.1%
40,000	Avnet, Inc.	1,243,600	3.7%
85,000	Dell, Inc.	1,243,550	3.7%
25,000	Ensco PLC - ADR	1,173,000	3.5%
100,000	Applied Materials, Inc.	1,071,000	3.2%
25,000	Rent-A-Center, Inc.	925,000	2.7%
50,000	Ingram Micro, Inc. - Class A	909,500	2.7%
3,036	Alleghany Corporation	866,140	2.6%
40,000	Spirit AeroSystems Holdings, Inc. - Class A	831,200	2.5%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	9.2%
Consumer Staples	0.2%
Energy	15.4%
Financials	23.6%
Health Care	0.8%
Industrials	6.5%
Information Technology	28.4%
Materials	1.7%
Exchange-Traded Funds	4.1%
Cash Equivalents, Other Assets and Liabilities	10.1%
100.0%

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2011

COMMON STOCKS — 85.8%	Shares	Market Value
Consumer Discretionary — 9.2%
Diversified Consumer Services — 0.9%
Strayer Education, Inc.	3,000	$291,570

Household Durables — 0.2%
Stanley Furniture Company, Inc. *	22,100	66,300

Internet & Catalog Retail — 0.6%
PetMed Express, Inc.	20,000	207,600

Leisure Equipment & Products — 1.3%
Universal Electronics, Inc. *	25,000	421,750

Specialty Retail — 4.4%
Cato Corporation (The) - Class A	10,000	242,000
Rent-A-Center, Inc.	25,000	925,000
Signet Jewelers Ltd.	7,500	329,700
		1,496,700
Textiles, Apparel & Luxury Goods — 1.8%
K-Swiss, Inc. - Class A *	150,000	438,000
Wolverine World Wide, Inc.	5,000	178,200
		616,200
Consumer Staples — 0.2%
Food Products — 0.2%
Lancaster Colony Corporation	1,200	83,208

Energy — 15.4%
Energy Equipment & Services — 7.8%
Atwood Oceanics, Inc. *	6,000	238,740
Ensco PLC - ADR	25,000	1,173,000
Patterson-UTI Energy, Inc.	15,000	299,700
Rowan Companies, Inc. *	5,000	151,650
Superior Energy Services, Inc. *	10,000	284,400
Tidewater, Inc.	10,000	493,000
		2,640,490
Oil, Gas & Consumable Fuels — 7.6%
Cimarex Energy Company	10,000	619,000
Cloud Peak Energy, Inc. *	20,000	386,400
Forest Oil Corporation *	35,000	474,250
Lone Pine Resources, Inc. *	21,436	150,267
Range Resources Corporation	10,000	619,400
Southwestern Energy Company *	10,000	319,400
		2,568,717

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 85.8% (Continued)	Shares	Market Value
Financials — 23.6%
Capital Markets — 6.9%
Federated Investors, Inc. - Class B	100,000	$1,515,000
Investment Technology Group, Inc. *	75,000	810,750
		2,325,750
Commercial Banks — 0.7%
United Bancorp, Inc. *	100,000	250,000

Diversified Financial Services — 6.9%
Dun & Bradstreet Corporation (The)	6,000	448,980
H&R Block, Inc.	35,000	571,550
PICO Holdings, Inc. *	40,000	823,200
Western Union Company (The)	25,000	456,500
		2,300,230
Insurance — 5.5%
Alleghany Corporation *	3,036	866,140
Markel Corporation *	500	207,335
Meadowbrook Insurance Group, Inc.	10,000	106,800
White Mountains Insurance Group Ltd.	1,500	680,190
		1,860,465
Real Estate Management & Development — 1.3%
St. Joe Company (The) *	30,000	439,800

Thrifts & Mortgage Finance — 2.3%
FedFirst Financial Corporation	10,320	141,384
Oritani Financial Corporation	25,000	319,250
Standard Financial Corporation	5,000	75,500
ViewPoint Financial Group, Inc.	17,981	233,933
		770,067
Health Care — 0.8%
Health Care Equipment & Supplies — 0.8%
Atrion Corporation	1,057	253,923

Industrials — 6.5%
Aerospace & Defense — 6.1%
Alliant Techsystems, Inc.	4,000	228,640
Rockwell Collins, Inc.	15,000	830,550
Sparton Corporation *	20,000	174,000
Spirit AeroSystems Holdings, Inc. - Class A *	40,000	831,200
		2,064,390
Machinery — 0.4%
Conrad Industries, Inc. *	8,576	127,783

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 85.8% (Continued)	Shares	Market Value
Information Technology — 28.4%
Communications Equipment — 1.6%
Arris Group, Inc. *	50,000	$541,000

Computers & Peripherals — 8.3%
Dell, Inc. *	85,000	1,243,550
Diebold, Incorporated	10,000	300,700
Lexmark International, Inc. - Class A	20,000	661,400
QLogic Corporation *	40,000	600,000
		2,805,650
Electronic Equipment, Instruments & Components — 11.0%
Arrow Electronics, Inc. *	10,000	374,100
Avnet, Inc. *	40,000	1,243,600
Benchmark Electronics, Inc. *	50,000	673,500
FLIR Systems, Inc.	10,000	250,700
Ingram Micro, Inc. - Class A *	50,000	909,500
ScanSource, Inc. *	7,500	270,000
		3,721,400
IT Services — 3.0%
Broadridge Financial Solutions, Inc.	25,000	563,750
Computer Services, Inc.	15,500	441,750
		1,005,500
Semiconductors & Semiconductor Equipment — 3.9%
Applied Materials, Inc.	100,000	1,071,000
Veeco Instruments, Inc. *	12,000	249,600
		1,320,600
Software — 0.6%
Rosetta Stone, Inc. *	25,000	190,750

Materials — 1.7%
Chemicals — 1.7%
H.B. Fuller Company	25,000	577,750

Total Common Stocks (Cost $26,422,791)		$28,947,593

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

EXCHANGE-TRADED FUNDS — 4.1%	Shares	Market Value
SPDR Gold Trust * (Cost $1,032,352)	9,100	$1,383,109

REPURCHASE AGREEMENTS (a) — 0.7%	Face Amount	Market Value
U.S. Bank N.A., 0.01%, dated 12/31/11, due 01/03/12, repurchase proceeds: $236,885 (Cost $236,884)	$236,884	$236,884

MONEY MARKET FUNDS — 13.8%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (b)	1,553,518	$1,553,518
Federated Treasury Obligations Fund - Institutional Shares, 0.01% (b)	1,553,518	1,553,518
Federated U.S. Treasury Cash Reserve Fund - Institutional Shares, 0.00% (b)	1,553,518	1,553,518
Total Money Market Funds (Cost $4,660,554)		$4,660,554

Total Investments at Market Value — 104.4% (Cost $32,352,581)		$35,228,140

Liabilities in Excess of Other Assets — (4.4%)		(1,501,353)

Net Assets — 100.0%		$33,726,787

ADR - American Depositary Receipt.

*	Non-income producing security.

(a)	Repurchase agreement is fully collateralized by $225,854 FNCL Pool #555647, 4.500%, due 07/01/33. The aggregate market value of the collateral at December 31, 2011 was $241,757.

(b)	The rate shown is the 7-day effective yield as of December 31, 2011.

See notes to financial statements.

AVE MARIA WORLD EQUITY FUND
PORTFOLIO MANAGER COMMENTARY

Dear Fellow Shareowners:

The Ave Maria World Equity Fund (the “Fund”) had a total return of -9.6% for 2011. The return for the S&P Global 1200 Index was -5.1%.

Since inception on May 1, 2010, the cumulative and annualized returns for the Fund compared to its benchmark were:

	Since 5-01-10 Inception through 12-31-11 Total Returns
	Cumulative	Annualized
Ave Maria World Equity Fund (AVEWX)	1.6%	1.0%
S&P Global 1200 Index	3.0%	1.8%

2011 proved to be a difficult year for the world’s equity markets. The United States’ was the only major market with a positive return (S&P 500 Index +2.1%). By contrast, European Stoxx Index declined (-15%) as did Japan (-17%). The markets in higher growth developing countries, such as China (-22%) and Brazil (-18%) also declined. The ongoing European sovereign debt crisis intensified concerns of debt defaults in the peripheral European countries. Credit availability also became an issue due to tougher bank capital requirements. While immediate liquidity issues are currently abating, many of the European Union’s long-term economic and political issues remain unresolved. The region seems headed for recession as the austerity measures being imposed on the weaker members penalize economic growth.

In the face of this turmoil, the U.S. economy remained surprisingly resilient and the U.S. markets became safe havens. The dollar is 9% higher against the Euro since July. Many of the Fund’s U.S. stock holdings, which are selected in part because of their large foreign earnings component, underperformed the U.S. market, reflecting the decreased dollar value of these earnings and lower expectations for foreign growth.

We believe that negative investor sentiment around the globe has led to the undervaluation of many world class companies. The Fund’s focus remains investing in a diversified portfolio of such companies which have the management skill and financial strength to take advantage of the many opportunities presented in this unsettled world. A few such stocks which positively contributed the most to this year’s performance include: MasterCard, Inc. (Financial Services), McDonald’s Corporation (Restaurants), Abbott Laboratories (Medical Products), International Business Machines Corporation (Technology), Lubrizol Corporation (Specialty Chemicals) and Diageo PLC ADR (Food & Beverage).

AVE MARIA WORLD EQUITY FUND
PORTFOLIO MANAGER COMMENTARY
(Continued)

Stocks which detracted from performance were: Longtop Financial Technologies Limited ADR (Technology Services), Hewlett-Packard Company (Technology), Nintendo Company, Ltd. ADR (Consumer Electronics), LG Display Company Ltd. ADR (Electronic Display Components), Avon Products, Inc. (Cosmetics) and Foster Wheeler AG (Engineering and Construction).

The Fund added two new positions in the second half of this year: ABB Limited ADR and Emerson Electric Company. Both companies focus on products that improve productivity and enhance energy efficiency. Like all the Fund’s holdings, both of these companies comply with the Ave Maria Mutual Funds’ moral screens.

Five positions were eliminated: Avon Products, Inc. (Cosmetics), Delhaize Group ADR (Food Retail) and Nintendo Company Ltd. ADR (Consumer Technology) due to deteriorating fundamentals; CenturyLink, Inc. (Telecommunications) violated the Fund’s moral screen which prohibits distribution of pornography, and Longtop Financial Technologies Limited ADR, which was suspended from U.S. trading due to Securities and Exchange rules violations.

As of December 31st. the Fund’s geographic weightings versus the S&P Global 1200 Index were approximately:

	Ave Maria World Equity Fund	S&P Global 1200 Index
United States	44%	51%
Europe	15%	17%
United Kingdom	4%	10%
Japan	4%	7%
Canada	9%	5%
Asia ex Japan	9%	4%
Australia	2%	4%
Latin America	3%	2%
Other	3%	—
Cash	7%	—

Thank you for being a shareowner of the Ave Maria World Equity Fund.

Gregory R. Heilman
Portfolio Manager

AVE MARIA WORLD EQUITY FUND PERFORMANCE (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria World Equity Fund and the S&P 1200 Global Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Represents the period from the commencement of operations (April 30, 2010) through December 31, 2011.

(c)	Represents the period from the commencement of operations (April 30, 2010) through December 31, 2010.

(d)	Annualized.

Expense Ratio information as of:	Period Ended 12-31-10 (as disclosed in May 1, 2011 prospectus) (c) (d)	Year Ended 12-31-11
Gross	2.47%	1.78%*
Net	1.52%	1.50%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA WORLD EQUITY FUND ANNUAL TOTAL RATES OF RETURN COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA WORLD EQUITY FUND	S&P 1200 GLOBAL INDEX
2010 (a)	12.4%	8.5%
2011	-9.6%	-5.1%

AVERAGE ANNUAL TOTAL RETURNS As of December 31, 2011 (Unaudited)

	AVE MARIA WORLD EQUITY FUND	S&P 1200 GLOBAL INDEX
Since Inception (b)	1.0%	1.8%

(a)	Represents the period from the commencement of operations (April 30, 2010) through December 31, 2010.

(b)	Represents the period from the commencement of operations (April 30, 2010) through December 31, 2011.

AVE MARIA WORLD EQUITY FUND
TEN LARGEST EQUITY HOLDINGS
December 31, 2011 (Unaudited)

Shares	Company	Market Value	% of Net Assets
4,000	SPDR Gold Trust	$607,960	3.0%
6,000	McDonald's Corporation	601,980	3.0%
6,500	Diageo PLC - ADR	568,230	2.8%
22,000	Hewlett-Packard Company	566,720	2.8%
6,000	Colgate-Palmolive Company	554,340	2.7%
9,500	Abbott Laboratories	534,185	2.6%
9,000	Accenture PLC - Class A	479,070	2.4%
9,000	International Flavors & Fragrances, Inc.	471,780	2.3%
25,000	ABB Limited - ADR	470,750	2.3%
10,000	Emerson Electric Company	465,900	2.3%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	7.0%
Consumer Staples	9.4%
Energy	11.4%
Financials	14.0%
Health Care	4.8%
Industrials	18.8%
Information Technology	12.7%
Materials	9.6%
Telecommunication Services	2.6%
Exchange-Traded Funds	3.0%
Cash Equivalents, Other Assets and Liabilities	6.7%
100.0%

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2011

COMMON STOCKS — 90.3%	Shares	Market Value
Consumer Discretionary — 7.0%
Automobiles — 2.3%
Toyota Motor Corporation - ADR	7,000	$462,910

Hotels, Restaurants & Leisure — 3.0%
McDonald's Corporation	6,000	601,980

Household Durables — 1.7%
Brookfield Residential Properties, Inc. *	45,000	351,450

Consumer Staples — 9.4%
Beverages — 4.7%
Diageo PLC - ADR	6,500	568,230
Heineken NV - Unsponsored ADR	17,000	391,510
		959,740
Food Products — 2.0%
Nestlé S.A. - ADR	7,000	403,970

Household Products — 2.7%
Colgate-Palmolive Company	6,000	554,340

Energy — 11.4%
Energy Equipment & Services — 3.5%
Schlumberger Limited	3,500	239,085
Tidewater, Inc.	5,000	246,500
Transocean Ltd.	6,000	230,340
		715,925
Oil, Gas & Consumable Fuels — 7.9%
Advantage Oil & Gas Ltd. *	40,000	165,600
Canadian Natural Resources Ltd.	9,000	336,330
CNOOC Limited - ADR	1,500	262,020
Exxon Mobil Corporation	5,000	423,800
Petróleo Brasileiro S.A. - ADR	10,000	248,500
Suncor Energy, Inc.	5,500	158,565
		1,594,815
Financials — 14.0%
Commercial Banks — 4.1%
Banco Santander S.A. - ADR	20,408	153,468
Barclays PLC - ADR	16,000	175,840
BNP Paribas S.A. - ADR	4,500	88,425
Toronto-Dominion Bank (The)	5,500	411,455
		829,188
Diversified Financial Services — 3.9%
MasterCard, Inc. - Class A	1,000	372,820
Western Union Company (The)	23,000	419,980
		792,800

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 90.3% (Continued)	Shares	Market Value
Financials — 14.0% (Continued)
Insurance — 6.0%
ACE Limited	6,500	$455,780
Allianze SE - ADR	16,000	151,520
AXA S.A. - ADR	14,000	180,040
Tokio Marine Holdings, Inc. - ADR	12,000	264,000
Zurich Financial Services AG - ADR *	7,500	170,100
		1,221,440
Health Care — 4.8%
Health Care Equipment & Supplies — 2.2%
Mindray Medical International Ltd. - ADR	17,500	448,700

Pharmaceuticals — 2.6%
Abbott Laboratories	9,500	534,185

Industrials — 18.8%
Aerospace & Defense — 2.0%
United Technologies Corporation	5,500	401,995

Construction & Engineering — 1.9%
Foster Wheeler AG *	20,000	382,800

Electrical Equipment — 6.3%
ABB Limited - ADR *	25,000	470,750
Emerson Electric Company	10,000	465,900
General Cable Corporation *	14,000	350,140
		1,286,790
Industrial Conglomerates — 4.8%
3M Company	5,500	449,515
Koninklijke Philips Electronics NV - ADR	8,000	167,600
Siemens AG - ADR	3,700	353,757
		970,872
Machinery — 1.9%
Lincoln Electric Holdings, Inc.	10,000	391,200

Road & Rail — 1.9%
Canadian National Railway Company	5,000	392,800

Information Technology — 12.7%
Computers & Peripherals — 2.8%
Hewlett-Packard Company	22,000	566,720

Electronic Equipment, Instruments & Components — 1.8%
LG Display Company Ltd. - ADR	35,000	368,550

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 90.3% (Continued)	Shares	Market Value
Information Technology — 12.7% (Continued)
IT Services — 4.6%
Accenture PLC - Class A	9,000	$479,070
International Business Machines Corporation	2,500	459,700
		938,770
Office Electronics — 1.5%
Zebra Technologies Corporation - Class A *	8,500	304,130

Semiconductors & Semiconductor Equipment — 2.0%
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	31,000	400,210

Materials — 9.6%
Chemicals — 6.2%
FMC Corporation	4,500	387,180
International Flavors & Fragrances, Inc.	9,000	471,780
Syngenta AG - ADR *	7,000	412,580
		1,271,540
Metals & Mining — 3.4%
BHP Billiton Ltd. - ADR	4,500	317,835
POSCO - ADR	4,500	369,450
		687,285
Telecommunication Services — 2.6%
Diversified Telecommunication Services — 1.1%
Telefónica S.A. - ADR	13,000	223,470

Wireless Telecommunication Services — 1.5%
América Móvil S.A.B. de C.V. - Series L - ADR	13,000	293,800

Total Common Stocks (Cost $19,222,507)		$18,352,375

EXCHANGE-TRADED FUNDS — 3.0%	Shares	Market Value
SPDR Gold Trust * (Cost $577,600)	4,000	$607,960

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 11.1%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a)	930,523	$930,523
Federated Treasury Obligations Fund - Institutional Shares, 0.01% (a)	407,675	407,675
Federated U.S. Treasury Cash Reserve Fund - Institutional Shares, 0.00% (a)	915,016	915,016
Total Money Market Funds (Cost $2,253,214)		$2,253,214

Total Investments at Market Value — 104.4% (Cost $22,053,321)		$21,213,549

Liabilities in Excess of Other Assets — (4.4%)		(889,415)

Net Assets — 100.0%		$20,324,134

ADR - American Depositary Receipt.

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of December 31, 2011.

SUMMARY OF COMMON STOCKS BY COUNTRY December 31, 2011 (Unaudited)

Country	Value	% of Net Assets
United States	$8,575,800	42.2%
Switzerland	2,070,540	10.2%
Canada	1,816,200	8.9%
United Kingdom	744,070	3.7%
Japan	726,910	3.6%
South Korea	738,000	3.6%
China	710,720	3.5%
Netherlands	559,110	2.7%
Germany	505,277	2.5%
Taiwan	400,210	2.0%
Spain	376,938	1.8%
Australia	317,835	1.6%
Mexico	293,800	1.5%
France	268,465	1.3%
Brazil	248,500	1.2%
	$18,352,375	90.3%

See notes to financial statements.

AVE MARIA BOND FUND
PORTFOLIO MANAGER COMMENTARY

Dear Fellow Shareholders,

In 2011, the total return for the Ave Maria Bond Fund (the “Fund”) was 3.3% vs. 5.8% for the Barclays Capital U.S. Intermediate Government/Credit Index. Dividend-paying common stocks contributed positively to performance including VF Corporation (apparel), Abbott Laboratories (healthcare), Kimberly-Clark Corporation (paper products) and ConocoPhillips (energy). U.S. Treasuries, and in particular Treasury Inflation Protected Securities (TIPS), also contributed positively to overall performance. Weakest performers include common stocks of Avon Products, Inc. (cosmetics), Federated Investors, Inc. (financial services), and Hasbro, Inc. (toys and games).

In the current low interest-rate environment, the Fund’s dividend-paying common stocks offer an attractive adjunct to the income produced by the investment grade bond portfolio. At December 31, 2011 the average yield-to-maturity of fixed-income issues in the Fund was 1.2% and the dividend yield on the Fund’s equity holdings was 3.3%, while common stock represented 19.7% of the total portfolio. The fixed-income portion of the portfolio, which equaled 71.8% at year end, was composed of high-quality, short and intermediate-maturity U.S. government and corporate issues. As is always the case, interest rates are being influenced by multiple factors. Ironically, one of the major factors effecting U.S. interest rates is the economic crises in Europe. International investors spent much of 2011 fleeing to the relatively high quality of U.S. Treasuries, driving U.S. Treasury prices higher. Now with interest rates near record lows the next significant change in interest rates will, in all probability, be to higher levels. This change will be a positive for the Fund as it will create the opportunity to re-invest maturing bond proceeds at higher interest rates. For now however, our focus is on limiting interest-rate risk by positioning the portfolio defensively with high-quality, short-maturity issues. This conservative posture is designed to better protect principal in a rising interest-rate environment and enhance the opportunity for above-average future performance.

We appreciate your participation in the Ave Maria Bond Fund.

With best regards,

Richard L. Platte, Jr., CFA
Portfolio Manager

AVE MARIA BOND FUND PERFORMANCE (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Bond Fund and the Barclays Capital U.S.
Intermediate Government/Credit Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2011.

Expense Ratio information as of:	Year Ended 12-31-10 (as disclosed in May 1, 2011 prospectus)	Year Ended 12-31-11
Gross	0.75%	0.73%*
Net	0.71%	0.70%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA BOND FUND ANNUAL TOTAL RATES OF RETURN COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA BOND FUND	BARCLAYS CAPITAL U.S. INTERMEDIATE GOVERNMENT/CREDIT INDEX
2003 (a)	2.4%	1.9%
2004	5.1%	3.0%
2005	1.4%	1.6%
2006	6.0%	4.1%
2007	4.8%	7.4%
2008	0.3%	5.1%
2009	10.2%	5.2%
2010	6.7%	5.9%
2011	3.3%	5.8%

AVERAGE ANNUAL TOTAL RETURNS As of December 31, 2011 (Unaudited)

	AVE MARIA BOND FUND	BARCLAYS CAPITAL U.S. INTERMEDIATE GOVERNMENT/CREDIT INDEX
3 Years	6.7%	5.7%
5 Years	5.0%	5.9%
Since Inception (b)	4.6%	4.6%

(a)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2003.

(b)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2011.

AVE MARIA BOND FUND
TEN LARGEST HOLDINGS *
December 31, 2011 (Unaudited)

Par Value	Company	Market Value	% of Net Assets
$3,000,000	U.S. Treasury Notes, 2.500%, due 04/30/15	$3,201,564	3.5%
2,242,480	U.S. Treasury Inflation-Protected Notes, 2.500%, due 07/15/16	2,593,567	2.8%
2,000,000	Consolidated Edison Company of New York, Inc., 5.300%, due 12/01/16	2,333,748	2.5%
2,042,000	Kellogg Company, 4.150%, due 11/15/19	2,209,370	2.4%
2,000,000	Dell, Inc., 2.300%, due 09/10/15	2,043,510	2.2%
2,000,000	U.S. Treasury Notes, 1.250%, due 02/15/14	2,041,094	2.2%
1,650,000	General Dynamics Corporation, 2.250%, due 07/15/16	1,702,685	1.8%
1,500,000	U.S. Treasury Notes, 2.375%, due 08/31/14	1,580,157	1.7%
1,500,000	U.S. Bancorp, 2.450%, due 07/27/15	1,537,268	1.7%
1,500,000	Private Export Funding Corporation, 5.685%, due 05/15/12	1,530,590	1.7%

* Excludes cash equivalents.

ASSET ALLOCATION (Unaudited)

% of Net Assets
U.S. TREASURY AND GOVERNMENT AGENCY OBLIGATIONS
U.S. Treasuries	16.1%
U.S. Government Agencies	6.2%

CORPORATE BONDS
Sector
Consumer Discretionary	4.3%
Consumer Staples	6.9%
Energy	2.5%
Financials	6.3%
Health Care	3.6%
Industrials	8.2%
Information Technology	8.6%
Materials	2.2%
Telecommunication Services	2.4%
Utilities	4.5%

COMMON STOCKS
Sector
Consumer Discretionary	2.2%
Consumer Staples	2.6%
Energy	2.3%
Financials	2.5%
Health Care	1.7%
Industrials	5.5%
Information Technology	1.8%
Materials	1.1%
Cash Equivalents, Other Assets and Liabilities	8.5%
100.0%

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
December 31, 2011

U.S. TREASURY OBLIGATIONS — 16.1%	Par Value	Market Value
U.S. Treasury Inflation-Protected Notes — 4.2%
2.500%, due 07/15/16	$2,242,480	$2,593,567
2.625%, due 07/15/17	1,092,540	1,300,550
		3,894,117
U.S. Treasury Notes — 11.9%
1.375%, due 10/15/12	1,500,000	1,514,590
1.375%, due 03/15/13	1,500,000	1,521,387
1.250%, due 02/15/14	2,000,000	2,041,094
2.375%, due 08/31/14	1,500,000	1,580,157
2.500%, due 04/30/15	3,000,000	3,201,564
2.625%, due 02/29/16	1,000,000	1,080,938
		10,939,730

Total U.S. Treasury Obligations (Cost $13,928,959)		$14,833,847

U.S. GOVERNMENT AGENCY OBLIGATIONS — 6.2%	Par Value	Market Value
Federal Farm Credit Bank — 3.5%
4.480%, due 08/24/12	$1,000,000	$1,027,179
4.600%, due 12/27/12	1,000,000	1,042,500
4.500%, due 01/22/15	1,000,000	1,114,403
		3,184,082
Federal Home Loan Bank — 0.5%
3.740%, due 02/06/14	500,000	501,591

Private Export Funding Corporation — 2.2%
5.685%, due 05/15/12	1,500,000	1,530,590
3.550%, due 04/15/13	500,000	520,121
		2,050,711

Total U.S. Government Agency Obligations (Cost $5,548,257)		$5,736,384

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 49.5%	Par Value	Market Value
Consumer Discretionary — 4.3%
Johnson Controls, Inc., 5.500%, due 01/15/16	$500,000	$559,450
Lowe's Companies, Inc., 5.000%, due 10/15/15	500,000	560,391
Lowe's Companies, Inc., 2.125%, due 04/15/16	1,000,000	1,007,634
McGraw-Hill Companies, Inc. (The), 5.375%, due 11/15/12	500,000	519,873
TJX Companies, Inc. (The), 4.200%, due 08/15/15	1,250,000	1,373,461
		4,020,809
Consumer Staples — 6.9%
Avon Products, Inc., 5.625%, due 03/01/14	1,000,000	1,063,879
Clorox Company (The), 5.000%, due 01/15/15	1,000,000	1,080,486
Kellogg Company, 4.150%, due 11/15/19	2,042,000	2,209,370
Kimberly Clark Corporation, 6.125%, due 08/01/17	800,000	978,552
Sysco Corporation, 4.200%, due 02/12/13	1,000,000	1,037,354
		6,369,641
Energy — 2.5%
Apache Corporation, 5.625%, due 01/15/17	1,000,000	1,185,392
ConocoPhillips, 4.750%, due 02/01/14	1,000,000	1,080,019
		2,265,411
Financials — 6.3%
BB&T Corporation, 4.750%, due 10/01/12	1,000,000	1,025,213
Caterpillar Financial Services Corporation, 4.750%, due 02/17/15	1,000,000	1,105,508
Caterpillar Financial Services Corporation, 2.650%, due 04/01/16	1,000,000	1,041,292
National Rural Utilities Cooperative Finance Corporation, 4.750%, due 03/01/14	1,000,000	1,078,921
U.S. Bancorp, 2.450%, due 07/27/15	1,500,000	1,537,268
		5,788,202
Health Care — 3.6%
Medtronic, Inc., 4.750%, due 09/15/15	1,000,000	1,119,969
Medtronic, Inc., 2.625%, due 03/15/16	500,000	517,870
Stryker Corporation, 3.000%, due 01/15/15	1,000,000	1,053,778
Stryker Corporation, 2.000%, due 09/30/16	650,000	665,166
		3,356,783
Industrials — 8.2%
3M Company, 1.375%, due 09/29/16	1,150,000	1,159,869
Cooper US, Inc., 5.450%, due 04/01/15	1,000,000	1,118,162
Eaton Corporation, 4.900%, due 05/15/13	500,000	526,687
General Dynamics Corporation, 2.250%, due 07/15/16	1,650,000	1,702,685
Ryder System, Inc., 3.150%, due 03/02/15	1,000,000	1,027,665
Union Pacific Corporation, 5.125%, due 02/15/14	500,000	540,934
Union Pacific Corporation, 4.875%, due 01/15/15	750,000	822,422
United Technologies Corporation, 5.375%, due 12/15/17	571,000	675,451
		7,573,875

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 49.5% (Continued)	Par Value	Market Value
Information Technology — 8.6%
Dell, Inc., 2.300%, due 09/10/15	$2,000,000	$2,043,510
Harris Corporation, 5.000%, due 10/01/15	1,000,000	1,085,451
Hewlett-Packard Company, 6.125%, due 03/01/14	1,000,000	1,078,252
Hewlett-Packard Company, 2.125%, due 09/13/15	500,000	491,199
Hewlett-Packard Company, 2.650%, due 06/01/16	500,000	496,123
International Business Machines Corporation, 4.750%, due 11/29/12	500,000	517,030
International Business Machines Corporation, 6.500%, due 10/15/13	500,000	551,399
International Business Machines Corporation, 2.000%, due 01/05/16	1,000,000	1,025,717
National Semiconductor Corporation, 6.600%, due 06/15/17	500,000	614,135
		7,902,816
Materials — 2.2%
Praxair, Inc., 6.375%, due 04/01/12	1,000,000	1,013,602
Sherwin-Williams Company (The), 3.125%, due 12/15/14	1,000,000	1,053,727
		2,067,329
Telecommunication Services — 2.4%
Verizon Communications, Inc., 4.350%, due 02/15/13	500,000	519,578
Verizon Communications, Inc., 4.900%, due 09/15/15	600,000	673,367
Verizon Communications, Inc., 3.000%, due 04/01/16	1,000,000	1,047,190
		2,240,135
Utilities — 4.5%
Consolidated Edison Company of New York, Inc., 5.300%, due 12/01/16	2,000,000	2,333,748
Duke Energy Corporation, 3.950%, due 09/15/14	800,000	853,536
NextEra Energy Capital Holdings, Inc., 2.600%, due 09/01/15	1,000,000	1,009,119
		4,196,403

Total Corporate Bonds (Cost $44,665,257)		$45,781,404

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 19.7%	Shares	Market Value
Consumer Discretionary — 2.2%
Leisure Equipment & Products — 0.3%
Hasbro, Inc.	10,000	$318,900

Specialty Retail — 1.5%
Cato Corporation (The) - Class A	30,000	726,000
Lowe's Companies, Inc.	25,000	634,500
		1,360,500
Textiles, Apparel & Luxury Goods — 0.4%
VF Corporation	3,000	380,970

Consumer Staples — 2.6%
Food & Staples Retailing — 1.0%
Sysco Corporation	32,500	953,225

Household Products — 1.6%
Clorox Company (The)	10,000	665,600
Kimberly-Clark Corporation	11,000	809,160
		1,474,760
Energy — 2.3%
Oil, Gas & Consumable Fuels — 2.3%
ConocoPhillips	17,500	1,275,225
Exxon Mobil Corporation	10,000	847,600
		2,122,825
Financials — 2.5%
Capital Markets — 0.7%
Federated Investors, Inc. - Class B	40,000	606,000

Commercial Banks — 1.5%
U.S. Bancorp	20,000	541,000
United Bankshares, Inc.	30,000	848,100
		1,389,100
Insurance — 0.3%
Chubb Corporation (The)	4,000	276,880

Health Care — 1.7%
Health Care Equipment & Supplies — 0.5%
Medtronic, Inc.	12,000	459,000

Pharmaceuticals — 1.2%
Abbott Laboratories	20,000	1,124,600

Industrials — 5.5%
Aerospace & Defense — 0.9%
General Dynamics Corporation	12,000	796,920

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 19.7% (Continued)	Shares	Market Value
Industrials — 5.5% (Continued)
Commercial Services & Supplies — 0.7%
Republic Services, Inc.	25,000	$688,750

Electrical Equipment — 1.0%
Emerson Electric Company	20,000	931,800

Industrial Conglomerates — 1.1%
3M Company	12,000	980,760

Machinery — 1.0%
Illinois Tool Works, Inc.	20,000	934,200

Road & Rail — 0.8%
Norfolk Southern Corporation	10,000	728,600

Information Technology — 1.8%
IT Services — 0.8%
Paychex, Inc.	25,000	752,750

Semiconductors & Semiconductor Equipment — 1.0%
Microchip Technology, Inc.	25,000	915,750

Materials — 1.1%
Chemicals — 1.1%
RPM International, Inc.	40,000	982,000

Total Common Stocks (Cost $16,740,851)		$18,178,290

MONEY MARKET FUNDS — 7.9%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a)	4,278,581	$4,278,581
Federated U.S. Treasury Cash Reserve Fund - Institutional Shares, 0.00% (a)	3,056,268	3,056,268
Total Money Market Funds (Cost $7,334,849)		$7,334,849

Total Investments at Market Value — 99.4% (Cost $88,218,173)		$91,864,774

Other Assets in Excess of Liabilities — 0.6%		536,592

Net Assets — 100.0%		$92,401,366

(a)	The rate shown is the 7-day effective yield as of December 31, 2011.

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2011

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
ASSETS
Investment securities:
At cost	$154,920,975	$124,522,685	$216,209,072
At market value (Note 1)	$180,417,743	$162,431,045	$232,267,282
Receivable for capital shares sold	55,223	94,853	1,500,012
Dividends receivable	172,392	172,530	325,512
Other assets	22,973	22,327	27,762
TOTAL ASSETS	180,668,331	162,720,755	234,120,568

LIABILITIES
Payable for investment securities purchased	—	—	9,532,297
Payable for capital shares redeemed	32,947	101,773	152,565
Payable to Adviser (Note 2)	454,807	476,187	383,628
Payable to administrator (Note 2)	22,696	20,161	25,856
Accrued shareholder servicing fees (Note 2)	76,861	20,000	—
Other accrued expenses	31,309	30,452	44,158
TOTAL LIABILITIES	618,620	648,573	10,138,504

NET ASSETS	$180,049,711	$162,072,182	$223,982,064

NET ASSETS CONSIST OF:
Paid-in capital	$157,150,698	$124,668,740	$208,210,697
Undistributed net investment income	—	—	1,286
Accumulated net realized losses from security transactions	(2,597,755)	(504,918)	(288,129)
Net unrealized appreciation on investments	25,496,768	37,908,360	16,058,210
NET ASSETS	$180,049,711	$162,072,182	$223,982,064
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	11,117,183	7,842,025	17,665,587
Net asset value, offering price and redemption price per share (Note 1)	$16.20	$20.67	$12.68

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2011 (Continued)

	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
ASSETS
Investment securities:
At amortized cost	$32,352,581	$22,053,321	$88,218,173
At market value (Note 1)	$35,228,140	$21,213,549	$91,864,774
Cash	—	1,352	—
Receivable for investment securities sold	—	85,997	—
Receivable for capital shares sold	44,940	10,448	18,984
Dividends and interest receivable	17,119	20,550	701,800
Other assets	8,813	7,314	15,509
TOTAL ASSETS	35,299,012	21,339,210	92,601,067

LIABILITIES
Payable for investment securities purchased	1,480,512	960,962	—
Payable for capital shares redeemed	12,944	1,153	79,390
Payable to Adviser (Note 2)	60,316	35,822	69,301
Payable to administrator (Note 2)	4,000	4,000	7,607
Accrued shareholder servicing fees (Note 2)	—	—	19,876
Other accrued expenses	14,453	13,139	23,527
TOTAL LIABILITIES	1,572,225	1,015,076	199,701

NET ASSETS	$33,726,787	$20,324,134	$92,401,366

NET ASSETS CONSIST OF:
Paid-in capital	$31,480,935	$21,679,050	$88,753,254
Undistributed net investment income	—	—	1,511
Accumulated net realized losses from security transactions	(629,707)	(515,144)	—
Net unrealized appreciation/(depreciation) on investments	2,875,559	(839,772)	3,646,601
NET ASSETS	$33,726,787	$20,324,134	$92,401,366
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	3,068,292	2,010,285	8,503,309
Net asset value, offering price and redemption price per share (Note 1)	$10.99	$10.11	$10.87

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2011

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
INVESTMENT INCOME
Dividends	$2,735,823	$1,949,620	$4,354,408

EXPENSES
Investment advisory fees (Note 2)	1,836,401	1,532,518	1,318,651
Administration, accounting and transfer agent fees (Note 2)	289,995	242,021	263,719
Shareholder servicing fees (Note 2)	483,262	316,631	—
Legal and audit fees	39,889	37,288	42,580
Registration fees	24,002	31,161	42,577
Postage and supplies	48,929	47,561	41,832
Trustees’ fees and expenses	24,990	24,990	24,990
Custodian and bank service fees	15,286	16,175	19,552
Advisory board fees and expenses	8,180	8,180	8,180
Insurance expense	12,860	9,974	10,585
Printing of shareholder reports	8,010	8,238	6,606
Compliance service fees and expenses (Note 2)	8,153	6,909	7,717
Other expenses	19,115	16,070	15,774
TOTAL EXPENSES	2,819,072	2,297,716	1,802,763
Plus previous investment advisory fee reductions and expense reimbursements recouped by the Adviser (Note 2)	80,509	122,050	—
NET EXPENSES	2,899,581	2,419,766	1,802,763

NET INVESTMENT INCOME/(LOSS)	(163,758)	(470,146)	2,551,645

REALIZED AND UNREALIZED GAINS/ (LOSSES) ON INVESTMENTS
Net realized gains/(losses) from security transactions	13,378,258	(108,529)	8,565,320
Net change in unrealized appreciation/ depreciation on investments	(16,631,885)	92,640	(6,902,849)
REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS	(3,253,627)	(15,889)	1,662,471

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,417,385)	$(486,035)	$4,214,116

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2011 (Continued)

	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
INVESTMENT INCOME
Dividends	$283,860	$397,363	$546,170
Foreign withholding taxes on dividends	—	(32,273)	—
Interest	48	2	1,696,284
TOTAL INCOME	283,908	365,092	2,242,454

EXPENSES
Investment advisory fees (Note 2)	291,374	167,034	252,453
Administration, accounting and transfer agent fees (Note 2)	48,755	42,000	84,159
Shareholder servicing fees (Note 2)	—	—	126,226
Legal and audit fees	21,935	20,411	29,025
Registration fees	22,174	25,140	29,952
Postage and supplies	12,204	5,626	18,030
Trustees’ fees and expenses	24,990	24,990	24,990
Custodian and bank service fees	8,522	5,999	8,127
Advisory board fees and expenses	8,180	8,180	8,180
Insurance expense	2,007	1,012	6,006
Printing of shareholder reports	2,570	1,728	3,327
Compliance service fees and expenses (Note 2)	1,582	1,031	3,849
Other expenses	10,910	9,583	20,569
TOTAL EXPENSES	455,203	312,734	614,893
Less fee reductions by the Adviser (Note 2)	(71,816)	(48,996)	(25,836)
NET EXPENSES	383,387	263,738	589,057

NET INVESTMENT INCOME/(LOSS)	(99,479)	101,354	1,653,397

REALIZED AND UNREALIZED GAINS/ (LOSSES) ON INVESTMENTS
Net realized gains/(losses) from security transactions	2,282,267	(459,327)	1,484,137
Net change in unrealized appreciation/ depreciation on investments	(2,127,644)	(1,875,908)	(478,907)
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS	154,623	(2,335,235)	1,005,230

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$55,144	$(2,233,881)	$2,658,627

See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS
Net investment income/(loss)	$(163,758)	$74,340
Net realized gains from security transactions	13,378,258	16,045,399
Net change in unrealized appreciation/depreciation on investments	(16,631,885)	16,955,495
Net increase/(decrease) in net assets resulting from operations	(3,417,385)	33,075,234

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(107,531)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	25,223,441	17,029,400
Reinvestment of distributions to shareholders	—	99,585
Payments for shares redeemed	(29,669,177)	(32,818,126)
Net decrease in net assets from capital share transactions	(4,445,736)	(15,689,141)

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(7,863,121)	17,278,562

NET ASSETS
Beginning of year	187,912,832	170,634,270
End of year	$180,049,711	$187,912,832

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	1,460,971	1,181,302
Shares issued in reinvestment of distributions to shareholders	—	6,386
Shares redeemed	(1,784,702)	(2,266,543)
Net decrease in shares outstanding	(323,731)	(1,078,855)
Shares outstanding, beginning of year	11,440,914	12,519,769
Shares outstanding, end of year	11,117,183	11,440,914

See notes to financial statements.

AVE MARIA GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS
Net investment loss	$(470,146)	$(357,781)
Net realized gains/(losses) from security transactions	(108,529)	2,045,253
Net change in unrealized appreciation/depreciation on investments	92,640	28,377,461
Net increase/(decrease) in net assets resulting from operations	(486,035)	30,064,933

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	49,561,962	29,190,293
Payments for shares redeemed	(34,447,239)	(27,438,065)
Net increase in net assets from capital share transactions	15,114,723	1,752,228

TOTAL INCREASE IN NET ASSETS	14,628,688	31,817,161

NET ASSETS
Beginning of year	147,443,494	115,626,333
End of year	$162,072,182	$147,443,494

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	2,325,054	1,625,271
Shares redeemed	(1,653,984)	(1,566,917)
Net increase in shares outstanding	671,070	58,354
Shares outstanding, beginning of year	7,170,955	7,112,601
Shares outstanding, end of year	7,842,025	7,170,955

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS
Net investment income	$2,551,645	$1,731,739
Net realized gains from security transactions	8,565,320	6,756,690
Net change in unrealized appreciation/depreciation on investments	(6,902,849)	10,852,999
Net increase in net assets resulting from operations	4,214,116	19,341,428

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(2,551,115)	(1,746,969)
From net realized gains on investments	(3,914,949)	—
Decrease in net assets from distributions to shareholders	(6,466,064)	(1,746,969)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	144,421,388	44,251,594
Reinvestment of distributions to shareholders	5,865,090	1,420,740
Payments for shares redeemed	(51,074,350)	(39,106,203)
Net increase in net assets from capital share transactions	99,212,128	6,566,131

TOTAL INCREASE IN NET ASSETS	96,960,180	24,160,590

NET ASSETS
Beginning of year	127,021,884	102,861,294
End of year	$223,982,064	$127,021,884

UNDISTRIBUTED NET INVESTMENT INCOME	$1,286	$756

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	11,072,249	3,861,627
Shares issued in reinvestment of distributions to shareholders	459,529	123,135
Shares redeemed	(4,019,225)	(3,383,504)
Net increase in shares outstanding	7,512,553	601,258
Shares outstanding, beginning of year	10,153,034	9,551,776
Shares outstanding, end of year	17,665,587	10,153,034

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS
Net investment income/(loss)	$(99,479)	$13,091
Net realized gains from security transactions	2,282,267	1,809,414
Net change in unrealized appreciation/depreciation on investments	(2,127,644)	1,805,357
Net increase in net assets resulting from operations	55,144	3,627,862

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(13,091)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	18,818,224	9,114,867
Reinvestment of distributions to shareholders	—	11,827
Payments for shares redeemed	(9,940,460)	(4,734,146)
Net increase in net assets from capital share transactions	8,877,764	4,392,548

TOTAL INCREASE IN NET ASSETS	8,932,908	8,007,319

NET ASSETS
Beginning of year	24,793,879	16,786,560
End of year	$33,726,787	$24,793,879

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	1,660,349	940,239
Shares issued in reinvestment of distributions to shareholders	—	1,088
Shares redeemed	(877,441)	(498,649)
Net increase in shares outstanding	782,908	442,678
Shares outstanding, beginning of year	2,285,384	1,842,706
Shares outstanding, end of year	3,068,292	2,285,384

See notes to financial statements.

AVE MARIA WORLD EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Period Ended December 31, 2010 (a)
FROM OPERATIONS
Net investment income	$101,354	$314
Net realized losses from security transactions	(459,327)	(55,817)
Net change in unrealized appreciation/depreciation on investments	(1,875,908)	1,036,136
Net increase/(decrease) in net assets resulting from operations	(2,233,881)	980,633

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(101,671)	—

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	13,105,585	11,420,388
Reinvestment of distributions to shareholders	83,237	—
Payments for shares redeemed	(2,528,744)	(401,413)
Net increase in net assets from capital share transactions	10,660,078	11,018,975

TOTAL INCREASE IN NET ASSETS	8,324,526	11,999,608

NET ASSETS
Beginning of period	11,999,608	—
End of period	$20,324,134	$11,999,608

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$314

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	1,168,185	1,107,387
Shares issued in reinvestment of distributions to shareholders	8,233	—
Shares redeemed	(233,302)	(40,218)
Net increase in shares outstanding	943,116	1,067,169
Shares outstanding, beginning of period	1,067,169	—
Shares outstanding, end of period	2,010,285	1,067,169

(a)	Represents the period from the initial public offering (April 30, 2010) through December 31, 2010.

See notes to financial statements.

AVE MARIA BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS
Net investment income	$1,653,397	$1,556,343
Net realized gains from security transactions	1,484,137	1,035,733
Net change in unrealized appreciation/depreciation on investments	(478,907)	1,513,777
Net increase in net assets resulting from operations	2,658,627	4,105,853

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class R	(1,652,494)	(1,548,731)
From net investment income, Class I	—	(7,253)
From net realized gains on investments, Class R	(1,484,137)	(95,291)
Decrease in net assets from distributions to shareholders	(3,136,631)	(1,651,275)

FROM CAPITAL SHARE TRANSACTIONS
CLASS R (Note 1)
Proceeds from shares sold	31,882,930	31,117,816
Reinvestment of distributions to shareholders	2,505,282	1,368,393
Payments for shares redeemed	(16,115,321)	(12,110,415)
Net increase in net assets from Class R capital share transactions	18,272,891	20,375,794

CLASS I (Note 1)
Payments for shares redeemed	—	(2,768,633)

TOTAL INCREASE IN NET ASSETS	17,794,887	20,061,739

NET ASSETS
Beginning of year	74,606,479	54,544,740
End of year	$92,401,366	$74,606,479

UNDISTRIBUTED NET INVESTMENT INCOME	$1,511	$608

SUMMARY OF CAPITAL SHARE ACTIVITY
CLASS R (Note 1)
Shares sold	2,897,787	2,898,913
Shares issued in reinvestment of distributions to shareholders	229,151	127,324
Shares redeemed	(1,468,540)	(1,123,758)
Net increase in shares outstanding	1,658,398	1,902,479
Shares outstanding, beginning of year	6,844,911	4,942,432
Shares outstanding, end of year	8,503,309	6,844,911

CLASS I (Note 1)
Shares redeemed	—	(262,768)
Decrease in shares outstanding	—	(262,768)
Shares outstanding, beginning of year	—	262,768
Shares outstanding, end of year	—	—

See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008		Year Ended December 31, 2007
Net asset value at beginning of year	$16.42	$13.63	$9.91	$15.70		$16.50

Income/(loss) from investment operations:
Net investment income/(loss)	(0.01)	0.01	0.01	(0.00	)(a)	0.00	(a)
Net realized and unrealized gains/(losses) on investments	(0.21)	2.79	3.72	(5.78)		(0.67)
Total from investment operations	(0.22)	2.80	3.73	(5.78)		(0.67)

Less distributions:
From net investment income	—	(0.01)	(0.01)	—		(0.00	)(a)
From net realized gains on investments	—	—	—	(0.01)		(0.13)
Total distributions	—	(0.01)	(0.01)	(0.01)		(0.13)

Net asset value at end of year	$16.20	$16.42	$13.63	$9.91		$15.70

Total return (b)	(1.3% )	20.5%	37.6%	(36.8%	)(c)	(4.0%	)(c)

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$180,050	$187,913	$170,634	$132,814		$247,195

Ratio of net expenses to average net assets (d)	1.50%	1.50%	1.50%	1.50%		1.50%

Ratio of net investment income/(loss) to average net assets	(0.08% )	0.04%	0.07%	(0.03%	)	0.03%

Portfolio turnover rate	29%	33%	58%	53%		52%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)
During the years ended December 31, 2008 and 2007, the Fund received payments from the Adviser of $71,643 and $176,249, respectively, for losses realized on the disposal of investments purchased in violation of investment restrictions, which otherwise would have reduced the total return by 0.03% and 0.06%, respectively.

(d)
Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 1.51%, 1.56% and 1.54% for the years ended December 31, 2010, 2009 and 2008, respectively.

See notes to financial statements.

AVE MARIA GROWTH FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2011		Year Ended December 31, 2010		Year Ended December 31, 2009		Year Ended December 31, 2008	Year Ended December 31, 2007
Net asset value at beginning of year	$20.56		$16.26		$12.86		$18.94	$17.22

Income/(loss) from investment operations:
Net investment loss	(0.06)		(0.05)		(0.02)		(0.06)	(0.09)
Net realized and unrealized gains/(losses) on investments	0.17		4.35		3.42		(6.02)	2.09
Total from investment operations	0.11		4.30		3.40		(6.08)	2.00

Less distributions:
From net realized gains on investments	—		—		—		—	(0.28)

Net asset value at end of year	$20.67		$20.56		$16.26		$12.86	$18.94

Total return (a)	0.5%		26.5%		26.4%		(32.1% )	11.6%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$162,072		$147,443		$115,626		$83,911	$116,737

Ratio of net expenses to average net assets (b)	1.50%		1.50%		1.50%		1.50%	1.50%

Ratio of net investment loss to average net assets	(0.29%	)	(0.29%	)	(0.16%	)	(0.35% )	(0.55% )

Portfolio turnover rate	10%		25%		9%		22%	9%

(a)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)
Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 1.52%, 1.61%, 1.60% and 1.56% for the years ended December 31, 2010, 2009, 2008 and 2007, respectively.

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Net asset value at beginning of year	$12.51	$10.77	$8.72	$11.54	$12.08

Income/(loss) from investment operations:
Net investment income	0.18	0.17	0.13	0.15	0.16
Net realized and unrealized gains/(losses) on investments	0.40	1.74	2.05	(2.74)	(0.22)
Total from investment operations	0.58	1.91	2.18	(2.59)	(0.06)

Less distributions:
From net investment income	(0.18)	(0.17)	(0.13)	(0.15)	(0.16)
From net realized gains on investments	(0.23)	—	—	(0.08)	(0.32)
Total distributions	(0.41)	(0.17)	(0.13)	(0.23)	(0.48)

Net asset value at end of year	$12.68	$12.51	$10.77	$8.72	$11.54

Total return (a)	4.6%	17.9%	25.3%	(22.8% )	(0.6% )

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$223,982	$127,022	$102,861	$67,102	$82,743

Ratio of expenses to average net assets	1.02%	1.06%	1.11%	1.15%	1.14%

Ratio of net investment income to average net assets	1.45%	1.52%	1.42%	1.41%	1.26%

Portfolio turnover rate	22%	34%	63%	39%	41%

(a)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2011		Year Ended December 31, 2010	Year Ended December 31, 2009		Year Ended December 31, 2008	Year Ended December 31, 2007
Net asset value at beginning of year	$10.85		$9.11	$6.47		$9.58	$10.55

Income/(loss) from investment operations:
Net investment income/(loss)	(0.03)		0.01	(0.02)		0.03	0.07
Net realized and unrealized gains/(losses) on investments	0.17		1.74	2.66		(3.11)	(0.97)
Total from investment operations	0.14		1.75	2.64		(3.08)	(0.90)

Less distributions:
From net investment income	—		(0.01)	—		(0.03)	(0.07)

Net asset value at end of year	$10.99		$10.85	$9.11		$6.47	$9.58

Total return (a)	1.3%		19.2%	40.8%		(32.2% )	(8.5% )

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$33,727		$24,794	$16,787		$9,859	$18,163

Ratio of net expenses to average net assets (b)	1.25%		1.25%	1.25%		1.25%	1.25%

Ratio of net investment income/(loss) to average net assets	(0.32%	)	0.07%	(0.25%	)	0.29%	0.66%

Portfolio turnover rate	101%		81%	113%		276%	126%

(a)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)
Absent investment advisory fee reductions and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.48%, 1.79%, 2.31%, 2.29% and 1.80% for the years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively.

See notes to financial statements.

AVE MARIA WORLD EQUITY FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended December 31, 2011	Period Ended December 31, 2010(a)
Net asset value at beginning of period	$11.24	$10.00

Income/(loss) from investment operations:
Net investment income	0.05	0.00	(b)
Net realized and unrealized gains/(losses) on investments	(1.13)	1.24
Total from investment operations	(1.08)	1.24

Less distributions:
From net investment income	(0.05)	—

Net asset value at end of period	$10.11	$11.24

Total return (c)	(9.6% )	12.4%	(d)

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$20,324	$12,000

Ratio of net expenses to average net assets (e)	1.50%	1.50%	(f)

Ratio of net investment income to average net assets	0.58%	0.01%	(f)

Portfolio turnover rate	13%	5%	(d)

(a)	Represents the period from the initial public offering (April 30, 2010) through December 31, 2010.

(b)	Amount rounds to less than $0.01 per share.

(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)	Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 1.78% and 2.45%(f) for the periods ended December 31, 2011 and 2010, respectively.

(f)	Annualized.

See notes to financial statements.

AVE MARIA BOND FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008		Year Ended December 31, 2007
Net asset value at beginning of year	$10.90	$10.48	$9.79	$10.12		$10.25

Income/(loss) from investment operations:
Net investment income	0.21	0.26	0.29	0.36		0.38
Net realized and unrealized gains/(losses) on investments	0.15	0.43	0.69	(0.33)		0.10
Total from investment operations	0.36	0.69	0.98	0.03		0.48

Less distributions:
From net investment income	(0.21)	(0.26)	(0.29)	(0.36)		(0.38)
From net realized gains on investments	(0.18)	(0.01)	—	(0.00	)(a)	(0.23)
Total distributions	(0.39)	(0.27)	(0.29)	(0.36)		(0.61)

Net asset value at end of year	$10.87	$10.90	$10.48	$9.79		$10.12

Total return (b)	3.3%	6.7%	10.2%	0.3%		4.8%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$92,401	$74,606	$51,788	$38,136		$34,178

Ratio of net expenses to average net assets (c)	0.70%	0.70%	0.66%	0.62%		0.65%

Ratio of net investment income to average net assets	1.96%	2.38%	2.90%	3.63%		3.69%

Portfolio turnover rate	27%	24%	27%	63%		45%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)
Absent investment advisory fee reductions and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.73%, 0.85%, 0.93%, 0.91% and 0.96% for the years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively.

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 2011

1.	Organization and Significant Accounting Policies

The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund (collectively, the “Funds”) are each a diversified series of the Schwartz Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940 and established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. The Ave Maria Catholic Values Fund commenced the public offering of its shares on May 1, 2001. The public offering of shares of the Ave Maria Growth Fund and the Ave Maria Bond Fund commenced on May 1, 2003. The Ave Maria Rising Dividend Fund commenced the public offering of its shares on May 2, 2005. The Ave Maria Opportunity Fund commenced the public offering of its shares on May 1, 2006. The Ave Maria World Equity Fund commenced the public offering of its shares on April 30, 2010.

The investment objective of the Ave Maria Catholic Values Fund is to seek long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Growth Fund is to seek long-term capital appreciation, using the growth style, from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Rising Dividend Fund is to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income from investments in dividend-paying common stocks of companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Opportunity Fund is long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria World Equity Fund is to seek long-term capital appreciation from equity investments in U.S. and non-U.S. companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Bond Fund is to seek preservation of principal with a reasonable level of current income in corporate debt and equity securities that do not violate core values and teachings of the Roman Catholic Church. See the Funds’ Prospectus for information regarding the investment strategies of each Fund.

Prior to February 13, 2010, the Ave Maria Bond Fund offered two classes of shares: Class I shares (sold subject to a distribution fee of up to 0.10% of the average daily net assets attributable to Class I shares) and Class R shares (sold subject to a distribution fee of up to 0.25% of the average daily net assets attributable to Class R shares). Each class of shares represented an interest in the same assets of the Fund, had the same rights and was identical in all material respects except that: (1) Class R shares bore the expenses of higher distribution fees; (2) certain other class-specific expenses were borne solely by the class to which such expenses were attributable; (3) each class had exclusive voting

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

rights with respect to matters relating to its own distribution arrangements; and (4) Class I shares required an initial investment of $10 million. Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation were allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses were charged directly to the class incurring the expense. Common expenses which were not attributable to a specific class were allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

At a meeting held on February 13, 2010, the Board of Trustees approved the termination of Class I shares of the Ave Maria Bond Fund. In addition, the “Class R” designation previously assigned to the sole remaining class of shares of the Ave Maria Bond Fund was eliminated.

Shares of each Fund are sold at net asset value. To calculate the net asset value, each Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share for each Fund.

The following is a summary of significant accounting policies followed by the Funds:

(a) Valuation of investments – Securities which are traded on stock exchanges are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments in shares of other open-end investment companies are valued at their net asset value as reported by such companies. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 (see below) within the fair value hierarchy, depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to a Fund’s net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures. Short-term instruments (those with remaining maturities of 60 days or less at the time of purchase) are valued at amortized cost, which approximates market value.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

For example, Repurchase Agreements held by the Ave Maria Opportunity Fund and U.S. Treasury Obligations, U.S. Government Agency Obligations and Corporate Bonds held by the Ave Maria Bond Fund are classified as Level 2 since values for the underlying collateral for the Repurchase Agreements and the values for U.S. Treasury Obligations, U.S. Government Agency Obligations and Corporate Bonds are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments by security type as of December 31, 2011:

Ave Maria Catholic Values Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$171,314,858	$—	$—	$171,314,858
Exchange-Traded Funds	7,599,500	—	—	7,599,500
Money Market Funds	1,503,385	—	—	1,503,385
Total	$180,417,743	$—	$—	$180,417,743

Ave Maria Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$161,131,004	$—	$—	$161,131,004
Money Market Funds	1,300,041	—	—	1,300,041
Total	$162,431,045	$—	$—	$162,431,045

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Ave Maria Rising Dividend Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$211,604,950	$—	$—	$211,604,950
Money Market Funds	20,662,332	—	—	20,662,332
Total	$232,267,282	$—	$—	$232,267,282

Ave Maria Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$28,947,593	$—	$—	$28,947,593
Exchange-Traded Funds	1,383,109	—	—	1,383,109
Repurchase Agreements	—	236,884	—	236,884
Money Market Funds	4,660,554	—	—	4,660,554
Total	$34,991,256	$236,884	$—	$35,228,140

Ave Maria World Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$18,352,375	$—	$—	$18,352,375
Exchange-Traded Funds	607,960	—	—	607,960
Money Market Funds	2,253,214	—	—	2,253,214
Total	$21,213,549	$—	$—	$21,213,549

Ave Maria Bond Fund	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$14,833,847	$—	$14,833,847
U.S. Government Agency Obligations	—	5,736,384	—	5,736,384
Corporate Bonds	—	45,781,404	—	45,781,404
Common Stocks	18,178,290	—	—	18,178,290
Money Market Funds	7,334,849	—	—	7,334,849
Total	$25,513,139	$66,351,635	$—	$91,864,774

Refer to each Fund’s Schedule of Investments for a listing of the securities valued using Level 1 and Level 2 inputs by security type and sector or industry type. As of December 31, 2011, the Funds did not have any significant transfers in and out of any Level. There were no Level 3 securities or derivative instruments held by the Funds as of the year ended December 31, 2011. It is the Funds’ policy to recognize transfers into and out of all Levels at the end of the reporting period.

(b) Income taxes – It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable income, such Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of December 31, 2011:

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Undistributed ordinary income	$—	$—	$1,286	$—	$—	$1,511
Capital loss carryforwards	(2,339,741)	(327,279)	—	(588,611)	(515,144)	—
Net unrealized appreciation/(depreciation)	25,238,754	37,730,721	15,770,081	2,834,463	(839,772)	3,646,601
Total distributable earnings/(deficit)	$22,899,013	$37,403,442	$15,771,367	$2,245,852	$(1,354,916)	$3,648,112

As of December 31, 2011, the Funds had the following capital loss carryforwards for federal income tax purposes:

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Opportunity Fund	Ave Maria World Equity Fund
Expires December 31, 2016	$—	$—	$588,611	$—
Expires December 31, 2017	2,339,741	218,750	—	—
Expires December 31, 2018	—	—	—	55,817
No expiration - short-term	—	108,529	—	339,676
No expiration - long-term	—	—	—	119,651
	$2,339,741	$327,279	$588,611	$515,144

These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Capital losses incurred during post-enactment taxable years are required to be utilized prior to those losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards are more likely to expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2011, the Ave Maria Catholic Values Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund utilized

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

capital loss carryforwards to offset current year realized gains in the amount of $13,187,141, $4,565,142 and $2,301,557, respectively.

The following information is based upon the federal income tax cost of the Funds’ investment securities as of December 31, 2011:

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Gross unrealized appreciation	$37,152,187	$43,480,068	$24,874,431	$3,742,110	$1,346,837	$4,487,120
Gross unrealized depreciation	(11,913,433)	(5,749,347)	(9,104,350)	(907,647)	(2,186,609)	(840,519)
Net unrealized appreciation/(depreciation)	$25,238,754	$37,730,721	$15,770,081	$2,834,463	$(839,772)	$3,646,601
Federal income tax cost	$155,178,989	$124,700,324	$216,497,201	$32,393,677	$22,053,321	$88,218,173

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

For the year ended December 31, 2011, the Ave Maria Catholic Values Fund reclassified $163,758 of net investment loss against paid-in capital; the Ave Maria Growth Fund reclassified $470,146 of net investment loss against paid-in capital; the Ave Maria Opportunity Fund reclassified $99,479 of net investment loss against paid-in capital; and the Ave Maria World Equity Fund reclassified $3 of distributions in excess of net investment income against paid-in capital. These reclassifications are reflected on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and the income tax reporting requirements, have no effect on each Fund’s net assets or net asset value per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2008 through December 31, 2011) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

(c) Security transactions and investment income – Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on securities sold are determined on a specific identification basis. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

(d) Dividends and distributions – Dividends from net investment income, if any, are declared and paid annually in December for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Opportunity Fund and the Ave Maria World Equity Fund. Dividends from net investment income, if any, are declared and paid quarterly for the Ave Maria Rising Dividend Fund and are declared and paid monthly for the Ave Maria Bond Fund. Each Fund expects to distribute any net realized capital gains annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 was as follows:

Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Ave Maria Catholic Values Fund:
December 31, 2011	$—	$—	$—
December 31, 2010	$107,531	$—	$107,531
Ave Maria Rising Dividend Fund:
December 31, 2011	$2,551,115	$3,914,949	$6,466,064
December 31, 2010	$1,746,969	$—	$1,746,969
Ave Maria Opportunity Fund:
December 31, 2011	$—	$—	$—
December 31, 2010	$13,091	$—	$13,091
Ave Maria World Equity Fund:
December 31, 2011	$101,671	$—	$101,671
December 31, 2010	$—	$—	$—
Ave Maria Bond Fund - Class R:
December 31, 2011	$1,719,803	$1,416,828	$3,136,631
December 31, 2010	$1,548,731	$95,291	$1,644,022
Ave Maria Bond Fund - Class I:
December 31, 2011	$—	$—	$—
December 31, 2010	$7,253	$—	$7,253

During the years ended December 31, 2011 and December 31, 2010, there were no distributions paid to shareholders of the Ave Maria Growth Fund.

(e) Repurchase agreements – The Funds may enter into repurchase agreements (agreements to purchase securities subject to the seller’s agreement to repurchase them at a specified time and price) with well-established securities dealers or banks. Repurchase agreements may be deemed to be loans by the Funds. It is each Fund’s policy to take possession of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities as collateral under a repurchase agreement and, on a daily basis, mark-to-market such obligations to ensure that their value, including

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

accrued interest, is at least equal to the amount to be repaid to the Fund under the repurchase agreement. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

(f) Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(g) Common expenses – Common expenses of the Trust are allocated among the Funds of the Trust based on relative net assets of each Fund of the nature of the services performed and the relative applicability to each Fund.

2.	Investment Advisory Agreements and Transactions with Related Parties

The Chairman and President of the Trust is also the President and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the “Adviser”). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative, accounting and transfer agent for the Funds, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Funds’ principal underwriter.

Pursuant to Investment Advisory Agreements between the Trust and the Adviser, the Adviser is responsible for the management of each Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. The Adviser receives from each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Opportunity Fund and the Ave Maria World Equity Fund a quarterly fee at the annual rate of 0.95% of its average daily net assets. The Adviser receives from the Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund a quarterly fee at the annual rate of 0.75% and 0.30%, respectively, of average daily net assets.

The Adviser has contractually agreed to reduce its advisory fees or reimburse a portion of operating expenses until at least May 1, 2013 so that: the net expenses of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria World Equity Fund do not exceed 1.50% of average daily net assets; the net expenses of the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund do not exceed 1.25% of average daily net assets; and the net expenses of the Ave Maria Bond Fund do not exceed 0.70% of average daily net assets. For the year ended December 31, 2011, the Adviser reduced its investment advisory fees by $71,816 with respect to the Ave Maria Opportunity Fund; reduced its investment advisory fees by $48,996 with respect to the Ave Maria World Equity Fund; and reduced its investment advisory fees by $25,836 with respect to the Ave Maria Bond Fund.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Any fee reductions or expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years from the time such reductions or reimbursements occurred, provided the Funds are able to effect such repayment and remain in compliance with any undertaking by the Adviser to limit expenses of the Funds. During the year ended December 31, 2011, the Adviser recouped previous investment advisory fee reductions and expense reimbursements of $80,509 from the Ave Maria Catholic Values Fund and $122,050 from the Ave Maria Growth Fund. As of December 31, 2011, the amounts of fee reductions and expense reimbursements available for reimbursement to the Adviser are as follows:

Ave Maria Catholic Values Fund	$79,351
Ave Maria Growth Fund	$112,106
Ave Maria Opportunity Fund	$313,066
Ave Maria World Equity Fund	$95,661
Ave Maria Bond Fund	$262,861

The Adviser may recapture a portion of the above amounts no later than the dates as stated below:

	December 31, 2012	December 31, 2013	December 31, 2014
Ave Maria Catholic Values Fund	$67,471	$11,880	$—
Ave Maria Growth Fund	$83,128	$28,978	$—
Ave Maria Opportunity Fund	$132,606	$108,644	$71,816
Ave Maria World Equity Fund	$—	$46,665	$48,996
Ave Maria Bond Fund	$135,726	$101,299	$25,836

The Chief Compliance Officer of the Trust (the “CCO”) is an employee of the Adviser. The Trust pays the Adviser $27,500 annually for providing CCO services, of which each Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

JLB & Associates, Inc. (“JLB”) has been retained by the Adviser to manage the investments of the Ave Maria Growth Fund pursuant to the terms of a Sub-Advisory Agreement. The Adviser (not the Fund) pays JLB a fee at an annual rate of 0.30% of the average value of the Fund’s daily net assets. JLB’s fees are reduced on a pro rata basis to the extent that the Adviser reduces its advisory fees or reimburses expenses of the Ave Maria Growth Fund.

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily net asset value per share, maintains the financial books and records of the Funds, maintains the

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

records of each shareholder’s account, and processes purchases and redemptions of each Fund’s shares. For the performance of these services, the Ave Maria Bond Fund pays Ultimus a monthly fee at an annual rate of 0.10% of its average daily net assets, and each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund and the Ave Maria World Equity Fund pays Ultimus a monthly fee at an annual rate of 0.15% of its average daily net assets. The fee payable to Ultimus by each Fund is subject to a minimum monthly fee of $4,000, except that the Ave Maria World Equity Fund was subject to a minimum monthly fee of $2,500 for its first 12 months of operations (until April 30, 2011).

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as each Fund’s exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Bond Fund have adopted a Shareholder Servicing Plan (the “Plan”) under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder, which allows such Funds to make payments to financial organizations (including the Adviser and other affiliates of each Fund) for providing account administration and personnel and account maintenance services to Fund shareholders. The annual service fee may not exceed an amount equal to 0.25% of each Fund’s average daily net assets. During the year ended December 31, 2011, the total expenses incurred pursuant to the Plan were $483,262, $316,631 and $126,226 for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, and the Ave Maria Bond Fund, respectively.

3.	Investment Transactions

During the year ended December 31, 2011, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, were as follows:

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Purchases of investment securities	$54,975,728	$30,672,230	$125,123,977	$37,296,484	$13,075,251	$33,524,621
Proceeds from sales of investment securities	$56,591,784	$15,396,682	$36,327,460	$27,385,715	$2,067,701	$12,358,457

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

4.	Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

5.	Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

6.	Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

AVE MARIA MUTUAL FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Ave Maria Catholic Values Fund, Ave Maria Growth Fund,
Ave Maria Rising Dividend Fund, Ave Maria Opportunity Fund,
Ave Maria World Equity Fund and Ave Maria Bond Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Ave Maria Catholic Values Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria Opportunity Fund, Ave Maria World Equity Fund, and Ave Maria Bond Fund (the “Funds”) as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets of each period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ave Maria Catholic Values Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria Opportunity Fund, Ave Maria World Equity Fund, and Ave Maria Bond Fund as of December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
February 15, 2012

AVE MARIA MUTUAL FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Trustee/Officer		Address	Year of Birth	Position Held with the Trust	Length of Time Served
Interested Trustees:
*	George P. Schwartz, CFA	3707 W. Maple Road, Bloomfield Hills, MI	1944	Chairman of the Board/President/Trustee	Since 1992
Independent Trustees:
	John E. Barnds	3707 W. Maple Road, Bloomfield Hills, MI	1932	Trustee	Since 2005
	Louis C. Bosco, Jr.	3707 W. Maple Road, Bloomfield Hills, MI	1936	Trustee	Since 2008
	Donald J. Dawson, Jr.	3707 W. Maple Road, Bloomfield Hills, MI	1947	Trustee	Since 1993
	Joseph M. Grace	3707 W. Maple Road, Bloomfield Hills, MI	1936	Trustee	Since 2007
Executive Officers:
*	Richard L. Platte, Jr., CFA	3707 W. Maple Road, Bloomfield Hills, MI	1951	Vice President and Secretary	Since 1993
*	Timothy S. Schwartz, CFA	3707 W. Maple Road, Bloomfield Hills, MI	1971	Treasurer	Since 2000
*	Cathy M. Stoner, CPA, IACCP	3707 W. Maple Road, Bloomfield Hills, MI	1970	Chief Compliance Officer	Since 2010

*
George P. Schwartz, Richard L. Platte, Jr., Timothy S. Schwartz and Cathy M. Stoner, as affiliated persons of Schwartz Investment Counsel, Inc., the Fund’s investment adviser, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. George P. Schwartz is the father of Timothy S. Schwartz.

AVE MARIA MUTUAL FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Each Trustee oversees seven portfolios of the Trust: the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund, the Ave Maria World Equity Fund, the Ave Maria Bond Fund and the Schwartz Value Fund. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

George P. Schwartz, CFA is President and Chief Investment Officer of Schwartz Investment Counsel, Inc. and the co-portfolio manager of the Ave Maria Catholic Values Fund and the Ave Maria Rising Dividend Fund.

John E. Barnds is retired First Vice President of National Bank of Detroit (JPMorgan Chase).

Louis C. Bosco, Jr. is a partner in Bosco Development Company (a real estate firm).

Donald J. Dawson, Jr. is Chairman of Payroll 1, Inc. (a payroll processing company).

Joseph M. Grace is retired Senior Vice President of National Bank of Detroit (JPMorgan Chase).

Richard L. Platte, Jr., CFA is Executive Vice President and Secretary of Schwartz Investment Counsel, Inc. and is the portfolio manager of the Ave Maria Bond Fund and the co-portfolio manager of the Ave Maria Rising Dividend Fund.

Timothy S. Schwartz, CFA is Vice President and Treasurer of Schwartz Investment Counsel, Inc. and the portfolio manager of the Ave Maria Opportunity Fund.

Cathy M. Stoner, CPA, IACCP is Chief Compliance Officer and Operations Manager of Schwartz Investment Counsel, Inc. Prior to July 2009, she was an Audit Manager with Deloitte & Touche LLP.

AVE MARIA MUTUAL FUNDS CATHOLIC ADVISORY BOARD (Unaudited)

The Catholic Advisory Board reviews the companies selected by the Adviser to ensure that the companies operate in a way that is consistent with teachings and core values of the Roman Catholic Church. The Catholic Advisory Board evaluates companies using publicly available information, information from the Adviser, and information from shareholders and other sources in making its recommendations. The following are the members of the Catholic Advisory Board:

Member	Address	Year of Birth	Length of Time Served
Lou Holtz	5818 El Camino Real, Carlsbad, CA	1937	Since 2007
Lawrence Kudlow	1375 Kings Hwy. East, Suite 260, Fairfield, CT	1947	Since 2005
Thomas S. Monaghan	One Ave Maria Drive, Ann Arbor, MI	1937	Since 2001
Michael Novak	1150 17th Street, NW, Suite 1100, Washington, DC	1933	Since 2001
Fr. John Riccardo, STL	1062 Church St., Plymouth, MI	1965	Since 2011
Paul R. Roney	One Ave Maria Drive, Ann Arbor, MI	1957	Since 2001
Phyllis Schlafly	7800 Bonhomme, St. Louis, MO	1924	Since 2001

Lou Holtz is the former football coach at University of Notre Dame among others, ESPN college football analyst, author and motivational speaker.

Lawrence Kudlow is the host of CNBC’s “The Kudlow Report” and a nationally syndicated columnist.

Thomas S. Monaghan is Chairman of the Ave Maria Foundation (a non-profit foundation supporting Roman Catholic organizations) and Chancellor of Ave Maria University. Prior to December 1998, he was Chairman and Chief Executive Officer of Domino’s Pizza, Inc.

Michael Novak is a theologian, author, and former U.S. ambassador. He is the George Frederick Jewett Chair (emeritus) in Religion, Philosophy, and Public Policy at the American Enterprise Institute.

Fr. John Riccardo, STL is a priest of the Archdiocese of Detroit and is the pastor of Our Lady of Good Counsel Catholic Church in Plymouth, Michigan. He is also the host of the radio show “Christ is the Answer,” which can be heard on Catholic radio stations throughout the country.

Paul R. Roney is Executive Director of the Ave Maria Foundation and President of Domino’s Farms Corporation. Prior to December 1998, he was Treasurer of Domino’s Pizza, Inc.

Phyllis Schlafly is an author, columnist and radio commentator. She is President of Eagle Forum (an organization promoting conservative and pro-family values).

Additional information regarding the Funds’ Trustees, executive officers and Catholic Advisory Board members may be found in the Funds’ Statement of Additional Information and is available without charge upon request by calling (888) 726-9331.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES
(Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the tables below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (July 1, 2011) and held until the end of the period (December 31, 2011).

The tables that follow illustrate each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ Prospectus.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES
(Unaudited) (Continued)

Ave Maria Catholic Values Fund

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$899.00	$7.18
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.64	$7.63

*
Expenses are equal to the Ave Maria Catholic Values Fund’s annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Ave Maria Growth Fund

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$922.40	$7.27
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.64	$7.63

*
Expenses are equal to the Ave Maria Growth Fund’s annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Ave Maria Rising Dividend Fund

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$942.80	$4.99
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.06	$5.19

*
Expenses are equal to the Ave Maria Rising Dividend Fund’s annualized expense ratio of 1.02% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES
(Unaudited) (Continued)

Ave Maria Opportunity Fund

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$928.20	$6.08
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.90	$6.36

*
Expenses are equal to the Ave Maria Opportunity Fund’s annualized expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Ave Maria World Equity Fund

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$856.70	$7.02
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.64	$7.63

*
Expenses are equal to the Ave Maria World Equity Fund’s annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Ave Maria Bond Fund

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,008.00	$3.54
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.68	$3.57

*
Expenses are equal to the Ave Maria Bond Fund’s annualized expense ratio of 0.70% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AVE MARIA MUTUAL FUNDS
FEDERAL TAX INFORMATION
(Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning certain ordinary income dividends paid by the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund and distributions from net realized gains made by the Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund during the fiscal year end December 31, 2011. On December 29, 2011, the Ave Maria World Equity Fund declared and paid an ordinary income dividend of $0.0508 per share, the Ave Maria Rising Dividend Fund declared and paid a long-term capital gain distribution of $0.2345 per share and the Ave Maria Bond Fund declared and paid both a short-term capital gain distribution and a long-term capital gain distribution of $0.0080 and $0.1689 per share, respectively. Periodically throughout the year, the Ave Maria Rising Dividend Fund paid ordinary income dividends totaling $0.1754 per share. Periodically throughout the year, the Ave Maria Bond Fund paid ordinary income dividends totaling $0.2147 per share. As provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003, 100% of the long-term capital gain distributions of $0.2345 and $0.1689 for the Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund, respectively, and a percentage (100%, 100%, and 33.03%) of the ordinary income dividends paid for the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund, respectively, may be subject to a maximum tax rate of 15%. Early in 2012, as required by federal regulations, shareholders received notification of their portion of the Funds’ taxable gain distribution, if any, paid during the 2011 calendar year.

OTHER INFORMATION (Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each of the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling (888) 726-9331. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Ave Maria Mutual Funds
series of Schwartz Investment Trust
3707 W. Maple Road
Suite 100
Bloomfield Hills, Michigan 48301

Board of Trustees
George P. Schwartz, CFA, Chairman
John E. Barnds
Louis C. Bosco, Jr.
Donald J. Dawson, Jr., Lead Independent Trustee
Joseph M. Grace

Executive Officers
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, V.P./Secretary
Timothy S. Schwartz, CFA, Treasurer
Cathy M. Stoner, CPA, IACCP, Chief Compliance Officer

Catholic Advisory Board
Paul R. Roney, Chairman
Lou Holtz
Larry Kudlow
Thomas S. Monaghan
Michael Novak
Fr. John Riccardo, STL
Phyllis Schlafly

5060 Annunciation Circle
Suite 101
Ave Maria, FL 34142

Distributor
ULTIMUS FUND DISTRIBUTORS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian
US BANK, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Administrator
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
111 S. Wacker Drive
Chicago, Illinois 60606

Legal Counsel
SULLIVAN & WORCESTER LLP
1666 K Street, NW, Suite 700
Washington, DC 20006

Schwartz Investment Counsel, Inc.
Established 1980

www.schwartzinvest.com

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Joseph M. Grace.  Mr. Grace is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $131,250 and $128,674 with respect to the registrant’s fiscal years ended December 31, 2011 and 2010, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $14,800 and $14,500 with respect to the registrant’s fiscal years ended December 31, 2011 and 2010, respectively.  The services comprising these fees are tax consulting and the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal years ended December 31, 2011 and 2010, aggregate non-audit fees of $14,800 and $14,500, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant.  During the fiscal years ended December 31, 2011 and 2010, aggregate non-audit fees of $11,000 and $10,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The registrant’s Committee of Independent Trustees determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee.  The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)  Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwartz Investment Trust

By (Signature and Title)*		/s/ George P. Schwartz
George P. Schwartz, President

Date	February 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ George P. Schwartz
George P. Schwartz, President

Date	February 24, 2012

By (Signature and Title)*		/s/ Timothy S. Schwartz
Timothy S. Schwartz, Treasurer

Date	February 24, 2012

* Print the name and title of each signing officer under his or her signature.